FILE NOS. 33‑11981 AND 811‑05009
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 2024

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☐
PRE‑EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 49	☒
AND/OR
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 52	☒

COLORADO BONDSHARES — A TAX‑EXEMPT FUND
(Exact Name of Registrant as Specified in Charter)

1200 SEVENTEENTH STREET, SUITE 850, DENVER, COLORADO 80202
(Address of Principal Executive Offices, Zip Code)
(303) 572‑6990 (800) 572‑0069 (OUTSIDE OF DENVER)
(Registrant’s Telephone Numbers, Including Area Code)
FRED R. KELLY, JR.
1200 SEVENTEENTH STREET, SUITE 850
DENVER, COLORADO 80202
(Name And Address of Agent for Service)

Copy to:
JOANN M. STRASSER
THOMPSON HINE LLP
41 SOUTH HIGH STREET, SUITE 1700
COLUMBUS, OH 43215

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Colorado BondShares —
A Tax‑Exempt Fund
Ticker Symbol: (HICOX)
PROSPECTUS
January 30, 2024
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objectives/Goals
Colorado BondShares — A Tax‑Exempt Fund (the “Fund”) is a diversified, open‑end mutual fund whose primary goal is to maximize income that is exempt from both federal and Colorado state income taxes while simultaneously preserving capital. The Fund also seeks opportunities for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in the section of this prospectus entitled “How Are Sales Charges Determined” beginning on page 23 and in the section of the Fund’s Statement of Additional Information entitled “What Reductions In Sales Charges Are Provided And To Whom?” beginning on page B‑22.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses (Legal, audit, transfer agent, reporting and custodian fees and expenses)	0.11%
Total Annual Fund Operating Expenses	0.61%
Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$534	$661	$799	$1,201
You would pay the following expenses if you did not redeem your shares:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$534	$661	$799	$1,201
The foregoing example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year (ended September 30, 2023), the Fund’s portfolio turnover rate was 6.23% of the average value of its portfolio.

Principal Investment Strategies of the Fund
To achieve the Fund’s investment objective, under normal market conditions, the Fund will attempt to invest up to 100% and, except for temporary investments, will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in tax‑exempt bonds and other tax‑exempt securities, including tax‑exempt notes and tax‑exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities (“Tax‑Exempt Obligations”). Under normal circumstances, the Tax‑Exempt Obligations that are invested in by the Fund will mostly include tax‑exempt bonds (at least 65% of the value of the Fund’s total assets). The interest on the Tax‑Exempt Obligations will be exempt from regular federal income taxes and from Colorado personal income tax. The Fund may invest generally no more than 20% of the investments of the Fund in securities that may subject you to federal alternative minimum tax.
The Fund will invest primarily in Tax‑Exempt Obligations that are not rated by a Nationally Recognized Statistical Rating Organization, but that the Investment Adviser determines are of equivalent quality to investments rated no less than investment grade (“Baa3” or “BBB-”). The Fund is not restricted in the amount of not rated Tax‑Exempt Obligations in which it can invest, and no more than 50% of its investments can be invested in rated Tax‑Exempt Obligations. The Fund may also invest in Tax‑Exempt Obligations that are rated below investment grade by a Nationally Recognized Statistical Rating Organization, or that are determined to have equivalent quality as determined by the Investment Adviser. Less than 35% of the Fund’s total assets will be invested in Tax‑Exempt Obligations that are rated lower than investment grade by Moody’s or S&P, or that are determined to have equivalent below investment grade quality by the Investment Adviser at the time of purchase. The Tax‑Exempt Obligations that are below investment grade may also include securities rated “Ba1” and “BB+” or below, which are sometimes referred to as “junk bonds.” Some of the securities in which the fund invests may have credit and liquidity support features, including guarantees and letters of credit. The Fund is a “diversified” investment company, meaning that as to 75% of the Fund’s total assets, no more than 5% of the assets of the Fund will be invested in the obligations of any one issuer.
Obligations which are not rated generally offer higher yields than Tax‑Exempt Obligations with equivalent quality that are rated, but also are generally subject to higher risk. The Fund relies on the professional judgment of the Investment Adviser (through the portfolio manager) to make decisions about the Fund’s portfolio securities and the Fund’s investments, and given that most of the Fund’s investments are not rated, the Investment Adviser’s judgment, analysis and experience (through the portfolio manager) are more important than they would be if the Fund relied more on rating agencies for evaluating credit quality. The Investment Adviser attempts to manage the higher risk of investing in not rated Tax‑Exempt Obligations by analyzing various factors in managing the Fund’s portfolio, which may include performing credit analysis, reviewing the current economic trends and developments in the geographic areas affecting the Fund’s investments, reviewing general market conditions, comparing pricing of similar investments issued by comparable issuers, reviewing current and anticipated changes in interest rates, evaluating other factors relevant to a particular security being evaluated and actively managing and diversifying the portfolio among municipal issuers. Securities may be sold when the Investment Adviser believes that they no longer represent relatively attractive investment opportunities.
Principal Risks of Investing in the Fund
By investing in the Fund, you are subject to several investment risks. The occurrence of any one of these risks, or a combination of these risks, could adversely affect the Fund’s net asset value, yield and/or total return. By investing in the Fund, you are exposed to the following principal risks:

•	Your investment in the Fund is not insured or guaranteed by any government agency.

•	You can lose money on your investment.

•	We are not limited in the amount of Fund assets that can be invested in Tax‑Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment.

•	We will invest up to 100% of our assets in not rated Tax‑Exempt Obligations. These not rated obligations generally have a higher level of credit risk and market risk than rated obligations and are also subject to interest rate risk, prepayment or “call” risk and liquidity risk.

•	We can invest in Tax‑Exempt Obligations that are lower-rated (rated below investment grade) or are not rated and are determined to have equivalent quality as determined by the Investment Adviser. Securities with lower ratings are generally more sensitive to changes in economic and other conditions, and have a higher risk of default which makes your investment high risk.

•	The market to buy and sell the Tax‑Exempt Obligations may be limited because these obligations may be not rated or lower-rated.

•	The tax‑exempt status of some or all of the Tax‑Exempt Obligations may be modified or eliminated through legislative action.
The Fund is designed for investors subject to income taxation in the higher tax brackets who can take advantage of the tax‑exempt nature of the Fund’s income. The Fund is not intended for tax‑exempt investors such as pension funds, charities or IRAs who cannot take advantage of the tax benefits of the Fund.

Performance Information
Bar Chart and Table
The following bar chart and table show some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one‑year, five-year and 10‑year periods ended December 31, 2023 compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by contacting the Fund at (303) 572‑6990 or, outside of Denver, at (800) 572‑0069 or through the Fund’s website at https://www.coloradobondshares.com as set forth on the back page of this prospectus.
Annual Total Returns
The following bar chart shows the Fund’s annual total returns for each of the last 10 calendar years.+ Sales charges (loads) are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.

+	The Fund’s return for the quarter ended December 31, 2023 was 5.77%.

During the 10‑year period reflected in the bar chart, the Fund’s highest return for a calendar quarter was 5.77% in the quarter ended December 31, 2023 and the lowest return was (3.23)% in the quarter ended March 31, 2020.
Average Annual Total Returns
The following table summarizes the Fund’s average annual total return (before taxes, after taxes on distributions, and after taxes on distributions and sales of shares of the Fund) for the one‑, five- and 10-calendar year periods ended December 31, 2023 and compares them to two different broad measures of market results, including the Bloomberg Barclays Capital Municipal Bond Total Return Index (“Barclays Index”) and the Lipper General Municipal Debt Fund Index (“Lipper Index”). Past performance (before and after taxes) is not indicative of future performance.
The after‑tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their shares of the Fund through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns on distributions and sales of shares of the Fund will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the investor.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2023)	1 Year	5 Years	10 Years
Return Before Taxes	2.59%	2.80%	3.83%
Return After Taxes on Distributions	2.52	2.76	3.70
Return After Taxes on Distributions and Sales of Fund Shares	3.00	3.05	3.76
Barclays Index (reflects no deductions for Fees, expenses or taxes)(1)	6.40	2.25	3.03
Lipper Index (reflects no deductions for fees, expenses or taxes)(2)	6.88	2.11	3.18

(1)
The Barclays Index is considered representative of the broad market for investment grade, tax‑exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If Barclays Index did pay commissions, expenses or taxes, its returns would be lower. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Bloomberg Barclay Index. Unlike the Fund which invests primarily in not rated securities on issues of any size, the Barclays Index only includes securities with a rating of at least “Baa3” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Barclays Index may cause the performance of the Fund to differ from the performance of the Bloomberg Barclay Index.

(2)
The Lipper Index, the secondary index included by the Fund in the table above, is a non‑weighted index of the 30 largest funds that invest at least 65% of their respective assets in municipal debt issues that are rated in one of the top four credit rating categories (without consideration of plus or minus modifiers). The Lipper Index is the same index that the Fund has utilized since it began including this table in its prospectus and includes funds that disclose investment objectives that are reasonably comparable to the Fund’s primary objective.

Portfolio Management
Investment Adviser
The investment adviser of the Fund is Freedom Funds Management Company (the “Investment Adviser”).
Portfolio Manager
Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund’s portfolio manager. Mr. Kelly has been the portfolio manager for the Fund since November 1990, and has been primarily responsible for the day‑to‑day management of the Fund’s portfolio.

Purchase and Sale of Fund Shares
In general, the minimum initial investment amount to acquire shares of the Fund is $500. There is no minimum investment amount for subsequent investments in shares of the Fund. You may redeem (sell) your shares of the Fund on any business day without charge by mail or by telephone. The Fund will redeem your shares at their next determined net asset value after your redemption request is received in proper form.
Tax Information
The Fund intends to take all action required to ensure that no federal income taxes and no Colorado income taxes will be payable by the Fund and that the Fund may pay “exempt-interest dividends” to its shareholders. However, a portion of the Fund’s distributions to shareholders may be subject to federal or Colorado income tax.
Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objectives, Principal Investment
Strategies, Related Risks,
And Disclosure Of Portfolio Holdings

What are the Investment Objectives of the Fund?
The Fund’s principal investment objective is to maximize income that is exempt from both federal and Colorado income taxes while simultaneously preserving capital. This principal objective is a fundamental policy of the Fund that cannot be changed without a shareholder vote. The Fund also seeks opportunities for capital appreciation.
What are the Principal Investment Strategies of the Fund?
To achieve the Fund’s investment objective, under normal market conditions, the Fund will attempt to invest up to 100% and, except for temporary investments, will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in Tax‑Exempt Obligations, which include tax‑exempt bonds and other tax‑exempt securities, including tax‑exempt notes and tax‑exempt municipal leases of the State of Colorado, its political subdivisions, municipalities and public authorities. Under normal circumstances, the Tax‑Exempt Obligations that are invested in by the Fund will mostly include tax‑exempt bonds (at least 65% of the value of the Fund’s total assets). The balance of its total assets will be invested (subject to certain permitted temporary, defensive or money market investments described below) in other Tax‑Exempt Obligations of the State of Colorado, its political subdivisions, municipalities and public authorities. The interest on the Tax‑Exempt Obligations will be exempt from regular federal income taxes and from Colorado personal income tax. The Fund may invest generally no more than 20% of the investments of the Fund in securities that may subject you to federal alternative minimum tax. The limitation on alternative minimum tax was adopted by the Fund effective April 9, 2004. Such securities trade primarily in the over‑the‑counter market. See “What Is The Effect Of Income Tax On My Investment?”
The Fund will invest primarily in Tax‑Exempt Obligations that are not rated by a Nationally Recognized Statistical Rating Organization, but that the Investment Adviser determines are of equivalent quality to investments rated no less than investment grade (Baa3 or BBB-). The Fund is not restricted in the amount of not rated Tax‑Exempt Obligations in which it can invest, and no more than 50% of its investments can be invested in rated Tax‑Exempt Obligations. The Fund may also invest in Tax‑Exempt Obligations that are rated below investment grade by a Nationally Recognized Statistical Rating Organization, or that are determined to have equivalent quality as determined by the Investment Adviser. It is management’s belief that if properly chosen, not rated Tax‑Exempt Obligations will, over the long term, generate higher returns to investors than rated Tax‑Exempt Obligations even after taking into account the incidence of actual defaults on not rated Tax‑Exempt Obligations. Ideally, not rated Tax‑Exempt Obligations in a growing economy tend to improve over time as their credit history matures, their tax base broadens, and they achieve additional diversity as well as financial stability. This trend, if it develops, exerts an upward bias on the price of the securities of a given issuer. It should also be noted that such a trend may take a number of years to develop and is subject to the potentially adverse effect of economic and interest rate cycles along the way.
Less than 35% of the Fund’s total assets will be invested in Tax‑Exempt Obligations that are rated lower than investment grade (“Baa3”) by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“S&P”), or that are determined to have equivalent below investment grade quality by the Investment Adviser at the time of purchase. However, this percentage limitation applies only at the time of purchase and the Fund is not required to dispose of a Tax‑Exempt Obligation if downgraded by a rating service or, if not rated, the Investment Adviser determines that a Tax‑Exempt Obligation is no longer of equivalent quality. See “What Are The Risks Of Investing In Lower-Rated Tax‑Exempt Obligations?” of the prospectus. The Tax‑Exempt Obligations that are below investment grade may also include securities rated “Ba1” and “BB+” or below, which are sometimes referred to as “junk bonds.” Some of the securities in which the Fund invests may have credit and liquidity support features, including guarantees and letters of credit. The Fund is a “diversified” investment company, meaning that no more than 5% of the assets of the Fund will be invested in the obligations of any one issuer.

Obligations which are not rated generally offer higher yields than Tax‑Exempt Obligations with equivalent quality that are rated, but also are generally subject to higher risk. The Fund relies on the professional judgment of the Investment Adviser (through the portfolio manager) to make decisions about the Fund’s portfolio securities and the Fund’s investments, and given that most of the Fund’s investments are not rated, the Investment Adviser’s judgment, analysis and experience (through the portfolio manager) are more important than they would be if the Fund relied more on rating agencies for evaluating credit quality. The Investment Adviser attempts to manage the higher risk of investing in not rated Tax‑Exempt Obligations by analyzing various factors in managing the Fund’s portfolio, which may include performing credit analysis, reviewing the current economic trends and developments in the geographic areas affecting the Fund’s investments, reviewing general market conditions, comparing pricing of similar investments issued by comparable issuers, reviewing current and anticipated changes in interest rates, evaluating other factors relevant to a particular security being evaluated, and actively managing and diversifying the portfolio among municipal issuers. Securities may be sold when the Investment Adviser believes that they no longer represent relatively attractive investment opportunities.
Generally, the Fund will not buy illiquid securities or Tax‑Exempt Obligations for which an active trading market does not exist. Moreover, as a matter of fundamental policy, in no event will the Fund acquire Tax‑Exempt Obligations (including not rated Tax‑Exempt Obligations) or other illiquid assets for which there is no active trading market if such Tax‑Exempt Obligations and illiquid assets, in the aggregate, would comprise 10% or more of the net assets of the Fund. Included in this 10% limitation are restricted or not readily marketable securities and repurchase agreements maturing or terminable in more than seven days. Although there may be no daily bid and ask activity for certain not rated Tax‑Exempt Obligations, there is an active secondary market for them, and for this reason the Fund’s Investment Adviser considers them to be liquid.
The Fund may, on a temporary basis, invest up to 50% of the value of its net assets in Tax‑Exempt Obligations, the interest on which is exempt from regular federal income tax, but not Colorado personal income tax. Such Tax‑Exempt Obligations would include those which are set forth under “What are Tax‑Exempt Obligations?” and which would otherwise meet the Fund’s objectives. This may be done if, in the judgment of the Investment Adviser (through the portfolio manager), sufficient Colorado Tax‑Exempt Obligations are not available for purchase, for temporary defensive purposes or to meet the cash needs of the Fund.
The Fund also may invest up to 20% of the value of its net assets in fixed-income securities, the interest on which is subject to federal, state and local income tax. This may be done (a) pending the investment or reinvestment in Tax‑Exempt Obligations, (b) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (c) where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. For purposes of this paragraph, the term “fixed-income securities” shall include only securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, and certificates of deposit of domestic banks which have capital, surplus and undivided profits of over $1 billion and which are members of the Federal Deposit Insurance Corporation. The Fund may also invest in other taxable securities if, and only if, such investment is necessary to preserve the Fund’s lien in a foreclosure or other similar proceeding. In addition to short-term investing in fixed-income securities, it is a fundamental policy of the Fund that it may invest up to 10% of the value of its net assets in the shares of registered investment companies which qualify as money market funds, the distributions from which are exempt from federal income taxation.
The Fund may borrow money from banks for temporary purposes only, and in an amount not to exceed 10% of the value of its total assets. The Fund will not purchase portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets. Although the Fund has not currently entered into any reverse repurchase agreements or “roll” transactions, the Fund is not restricted from doing so in the future.
The Fund may, from time to time, own zero coupon bonds or pay‑in‑kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay‑in‑kind securities make periodic payments in the form of additional securities (as opposed to cash).

The price of zero coupon bonds and pay‑in‑kind securities are generally more sensitive to fluctuations in interest rates than the price of conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and paid‑in‑kind securities be reported as income to the Fund even though the Fund received no cash interest until the maturity or payment date of such securities.
The Fund may also purchase floating rate and variable rate securities and municipal leases, including participation interests in floating rate securities, variable rate securities and municipal leases, and may purchase securities on a “when-issued” basis. For information about these Tax‑Exempt Obligations and their potential effect on your investment, see “What are Tax‑Exempt Obligations?”
As described in this section of the prospectus, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, as a result of the Fund’s belief in 2005-2008 that long-term yields were not sufficiently higher than short-term yields to justify making extremely long-term investments, the Fund had a higher concentration in short-term Tax‑Exempt Obligations (many of which were rated rather than not rated) such as variable rate demand obligations described under “Floating Rate and Variable Rate Tax‑Exempt Obligations.” The effect of taking this and any other temporary defensive position may result in the Fund not completely achieving its investment objectives.
The Investment Adviser’s goal is that the Fund will not have a portfolio turnover rate in excess of 20% per year in accordance with the investment objectives of the Fund, although there can be no assurances that the Fund will be able to meet this objective. The Fund is not expected to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, although the Fund’s portfolio turnover rate will vary from year to year depending on market conditions. The Fund pays transaction costs, such as commissions, when it buys and sells its portfolio securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.
What are the Principal Risks of Investing in the Fund?
The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are referred to as principal risks and are described in more detail in this section. The descriptions do not necessarily appear in the order of importance. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary risks, see the Fund’s Statement of Additional Information. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund. Your investment in the Fund is not insured or guaranteed by any government agency.
Risks of Investing in Not Rated Tax‑Exempt Obligations
The Fund will attempt to maximize income exempt from both federal and Colorado personal income taxes by investing up to 100% of its assets in Tax‑Exempt Obligations that are not rated. Obligations which are not rated generally offer higher yields than Tax‑Exempt Obligations in the higher ratings categories, but also are generally subject to higher risk. The risks associated with investing in not rated Tax‑Exempt Obligations include credit risk, market risk, interest rate risk, prepayment (or call) risk and liquidity risk. Each of these risks is described in more detail in this section. Any one of these risks, or a combination of these risks, could adversely affect the Fund’s net asset value, yield and total return. The anticipated higher yield from the not rated obligations may not be sufficient to offset losses caused by these risks.
Credit Risk
Credit risk is the failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a Tax‑Exempt Obligation, which may cause a Tax‑Exempt Obligation’s price to fall, potentially lowering the Fund’s share price. Tax‑Exempt Obligations that are lower-rated (below investment grade) or that are not rated and that are determined to be of equivalent quality, which are sometimes referred to as “junk” bonds, involve greater credit risk, including the risk of default, than Tax‑Exempt Obligations that are investment grade or that are not rated and that are determined to be of equivalent quality, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of Tax‑Exempt Obligations that are lower-rated or that are not rated and that are determined to be of equivalent quality can fall dramatically in response to bad news about the issuer or its industry, or the economy in general. Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID‑19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Market and Geopolitical Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The COVID 19 global pandemic and the aggressive responses taken by many governments had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.    We are not limited in the amount of Fund assets that can be invested in Tax‑Exempt Obligations. A downturn in the municipal debt market would negatively affect your investment. In times of severe market disruptions you could lose your entire investment.
Interest Rate Risk
Interest rate risk is the risk of losses attributable to changes in interest rates. Prices of Tax‑Exempt Obligations tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of Tax‑Exempt Obligations and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Interest rate changes also may increase prepayment risk or call risk. In addition, in response to the COVID‑19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, and creating new monetary programs. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the Fund could be adversely affected by periods of heighted volatility and uncertainty.
Prepayment Risk or Call Risk
Some Tax‑Exempt Obligations give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its Tax‑Exempt Obligations during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” or pre‑payable issues are subject to increased price fluctuation.

Liquidity Risk
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain Tax‑Exempt Obligations tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such Tax‑Exempt Obligations at attractive prices. The Fund may incur certain additional costs in disposing of illiquid securities.
The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. Other securities invested in by the Fund could become illiquid after purchase. All of these securities would be subject to the risks described above.
Operational and Technology Risk
Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties, issuers of the Fund’s portfolio securities, or other market participants may adversely affect the Fund, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of buy or sell transactions that overloads current information technology and communication systems and processes due to the spike in transactions, impacting the ability to conduct the Fund’s operations.
While the Fund and its service providers have or may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by the Fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises such as COVID‑19) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. In addition, the Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers of the Fund’s portfolio securities or other market participants.
Risks of Investing in Lower-Rated Tax‑Exempt Obligations
There are several risks associated with investing in lower-rated obligations. Any one of these risks, or a combination of them, could have an adverse effect on the Fund’s net asset value and income. Tax‑Exempt Obligations which are rated “Baa3” or higher by Moody’s or “BBB-” or higher by S&P are considered “investment grade” and are regarded as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The Investment Adviser has deemed many of the issuers of not rated Tax‑Exempt Obligations in which the Fund invests to be comparable to issuers having such ratings.
The Tax‑Exempt Obligations that are rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P have speculative characteristics and changes in economic conditions or other circumstances may lead to weakened capacity to make principal and interest payments in comparison to higher-rated bonds. Tax‑Exempt Obligations which are rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P ordinarily provide higher yields but involve greater risks because of reduced creditworthiness and increased risk of default. Tax‑Exempt Obligations with these ratings are referred to throughout this prospectus as lower-rated Tax‑Exempt Obligations.

Lower-rated Tax‑Exempt Obligations generally tend to reflect short-term economic and market developments to a greater extent than higher-rated Tax‑Exempt Obligations which react primarily to fluctuations in the general level of interest rates. In addition, since there are fewer investors in lower-rated Tax‑Exempt Obligations, it may be harder to sell these Tax‑Exempt Obligations at the optimum time. As a result of these factors, lower-rated Tax‑Exempt Obligations tend to have more price volatility and carry more risk to principal and income than higher-rated Tax‑Exempt Obligations.
An economic downturn may adversely affect the value of some lower-rated Tax‑Exempt Obligations. Such a downturn may especially affect highly leveraged issuers or issuers in cyclically sensitive industries, where deterioration in an issuer’s cash flow may impair its ability to meet its obligation to pay principal and interest to holders of Tax‑Exempt Obligations in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated Tax‑Exempt Obligations may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated Tax‑Exempt Obligations may receive less principal and interest than they had anticipated at the time such Tax‑Exempt Obligations were purchased. In the event of a restructuring, the Fund may bear additional legal or administrative expenses in order to maximize recovery from an issuer.
The secondary trading market for lower-rated Tax‑Exempt Obligations is generally less liquid than the secondary trading market for higher-rated Tax‑Exempt Obligations. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Fund’s portfolio.
There is also an increased possibility of redemption earlier than the stated maturity date. Many municipal debt obligations, including many lower-rated Tax‑Exempt Obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Tax‑Exempt Obligations during periods of declining interest rates. In these cases, if the Fund owns a Tax‑Exempt Obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.
Risks of Investing in and Special Factors Affecting Issuers of Colorado Tax-Exempt Obligations
Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.
According to the 2022 (Fifty Second) Annual Report by the Department of Local Affairs, Division of Property Taxation to the Governor and the General Assembly of the State of Colorado (the “Colorado Annual Report”), there are approximately 4,953 total active units of local government in Colorado. These include counties, home rule cities and counties, statutory cities and towns, school districts, water and sanitation districts, fire protection districts, metropolitan districts, general improvement districts and service districts. These governmental entities all have some constitutional and/or statutory authority to collect taxes, generate revenues and incur indebtedness.
A major revenue source for many of these governmental entities is the ad valorem property tax levied at the local level. Based on the Colorado Annual Report, Colorado entities levied a total of $12,757,147,364 and $11,921,688,759 in tax revenue in tax years 2022 and 2021, respectively. The 2022 assessed valuation of all real and personal property subject to taxation in Colorado was approximately $150,166,459,833, up about 10.58%, from 2021 levels as described in the Colorado Annual Report. According to the Economic and Revenue Forecast (dated December 2023), from the Colorado Legislative Council Staff (the “Revenue Forecast”), the assessed valuation of all real and personal property increased by 24.6% in 2023 from 2022 to approximately $187,081,000,000. According to the Revenue Forecast, the Colorado Legislative Council predicts state general fund revenues will decrease by approximately 2.7% during the 2023-2024 fiscal year.
The major risks to a continued economic recovery in Colorado are reduced federal expenditures, cessation of large public works projects in the state, a drop in tourism, and reduced commercial and residential real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues.
Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution which is commonly referred to as the Taxpayer’s Bill of Rights (as amended from time to time, “TABOR”). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments (each of which is referred to in this section as a “Governmental Unit”). Any of the following, for example, now requires prior voter approval: (i) any increase in a Governmental Unit’s spending from one year to the next in excess of the rate of inflation plus a “growth factor,” as defined in TABOR; (ii) any increase in the real property tax revenues of a local Governmental Unit (not including the state) from one year to the next in excess of inflation plus the appropriate “growth factor”; (iii) any new tax, tax rate increase, mill levy increase, valuation for assessment ratio increase for a property class, extension of an expiring tax or a tax policy change directly causing a net tax revenue gain; and (iv) except for refinancing bonded indebtedness at a lower interest rate or adding new employees to existing pension plans, creation of any multiple-fiscal year direct or indirect debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR has thus reduced the financial flexibility of all levels of Colorado government.
Moreover, local governments overly dependent on taxes from residential property have experienced diminished revenues. The state constitution was amended on January 15, 1985 in an amendment referred to as the Gallagher Amendment, that required that the residential assessment ratio be adjusted from year to year in order to maintain the ratio of property taxes collections in the State at 45% for residential property and 55% from commercial property. The commercial property ratio and other classes, with certain exceptions, was fixed at 29.0%. Producing oil and gas property is generally assessed at 87.5% of the selling price of oil and gas. The Gallagher Amendment effectively lowered the residential assessment rate on residential property from 21.0% (at inception in 1982) to the rate of 7.15% through 2020. Effective January 1, 2021, the Gallagher Amendment was repealed as a result of the passage by the electorate of Amendment B in November 2020. Consequently, assessment rates are now established solely by statute (subject to TABOR). The Colorado legislature passed a companion bill, Senate Bill 20-223, that went into effect simultaneously with the repeal of the Gallagher Amendment, that fixed the residential assessment rate on residential property at 7.15%, for property tax years commencing on or after January 1, 2019, until the next property tax year that the general assembly adjusts the ratio of valuation for assessment for residential real property. The Colorado legislature has passed various legislation since 2021 creating new subclasses of residential property and non-residential property and temporarily reducing the assessment rate for residential and non-residential property for property tax years 2022-2024. State law currently provides that, for property tax year 2024, the assessment ratio applicable to: (a) multi-family residential property is reduced from 7.15% to 6.8%; (b) agricultural and renewable energy producing property is reduced from 29% to 26.4%; and (c) single-family residential property is to be set at a level to be determined by the State property tax administrator such that the projected total revenue reduction attributable to certain changes in the method of calculating assessed valuation is $700 million over the 2023 and 2024 property tax years. As a result of TABOR, the assessment rate cannot be increased without voter approval.
There can be no assurance that these, or other events, will not negatively affect the market value of the securities in the Fund or the ability of municipal entities to pay their debt obligations in a timely manner. It is worth noting, however, that the state’s electorate passed Referendum C at the general election in November 2005 which (i) allowed the state to keep money that is collected above the TABOR spending limit for a period of five years and to spend such money on certain state projects, and (ii) created, beginning in 2011, a new state spending cap equal to the greatest amount of money collected in any fiscal year between 2006 and 2010, adjusted for inflation and population growth in 2011 and subsequent years.
The passage of TABOR in Colorado and the restrictions imposed by state law limiting the ability of local governments to finance new projects and refinance outstanding debt have limited the supply of tax-exempt bonds within the state. The desirability of Colorado bonds is directly tied to the strength of the local economy, which continues to perform positively but not as favorable as in past years. Additionally, the size of state’s tax base, continues to expand due to positive in-migration. Since early 2020, the values of different real estate sectors in Colorado have diverged -residential and industrial continue to demonstrate positive growth, while office space struggles with high vacancy rates much like the rest of the country. Retail space has declined due to slowing sales. Going forward, real estate values will be determined by a number of factors, including but not limited to interest rates, job growth, and supply. Any problems in the real estate economy are important because they may translate into reduced property tax collections and diminished sales and use taxes, service charges and tap fees, which are some of the revenue sources that secure municipal bonds.
Legislative Risks of Investing in Tax‑Exempt Obligations
Attention is given occasionally to various income tax proposals which are discussed from time to time in the Congress of the United States. It is not possible at this juncture to determine if or when any income tax proposals may be adopted or what effect the final structure might have on tax‑exempt securities. Management’s strategy is to attempt to mitigate the effect of any such change by keeping the average maturity relatively short in comparison to its peers and by purchasing new additions to the portfolio at as near to the comparable rate on taxable instruments as the market will permit.
What are Tax‑Exempt Obligations?
Tax‑Exempt Obligations include tax‑exempt bonds and other tax‑exempt securities (tax‑exempt notes and tax‑exempt municipal leases) issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such Tax‑Exempt Obligations are traded primarily in the over‑the‑counter market.
Tax‑Exempt Bonds
The Fund will invest, as a non‑fundamental policy and under normal circumstances, a minimum of 65% of the value of its total assets in “tax‑exempt bonds,” as described in the following paragraphs. The Fund’s Investment Adviser (through the portfolio manager) will seek to invest in those general obligation and revenue bonds which will best achieve the Fund’s principal and secondary investment objectives.
A tax‑exempt bond is a certificate of indebtedness, extending over a period of more than one year from the time it is issued, evidencing the issuer’s promise to pay both principal and interest in the future. The amounts of principal and interest, as well as the time when these amounts are due, are specifically described in the bond instrument.
Tax‑exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, tunnels, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Tax‑exempt bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses of an issuer. Two principal classifications of tax‑exempt bonds are “general obligation bonds” and “revenue bonds.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement.
Private Activity Bonds. The Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), includes rules governing tax‑exemption for interest paid on certain types of municipal securities known as “private activity bonds” (referred to as “industrial development bonds” under pre‑1986 law). The proceeds from private activity bonds are used to finance various non‑governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds can be excluded from gross income for federal income tax purposes if (a) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, “exempt facility bonds” and “501(c)(3) bonds,” and (b) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) tax‑exempt organizations. The payment of the principal and interest on such qualified private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.
Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (a) more than a certain percentage (generally 10%) of (1) the proceeds of the security are used in a trade or business carried on by a non‑governmental person; and (2) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property; or (b) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non‑governmental persons.
Under Internal Revenue Code Section 147(a), certain types of private activity bonds that would otherwise be qualified tax‑exempt private activity bonds will not be qualified for any period during which the bond is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non‑exempt person who regularly uses part of a facility in a trade or business.
Therefore, certain municipal securities could lose their tax‑exempt status retroactively if the issuer or user fails to meet certain continuing requirements regarding the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities for the entire period during which the securities are outstanding. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax‑exempt status retroactively, there might be an adjustment to the tax‑exempt income previously distributed to shareholders.
Tax‑exempt interest on certain qualified private activity bonds may nonetheless be treated as a “tax preference” item subject to the alternative minimum tax. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to shareholders that are subject to the alternative minimum tax. For a more complete discussion, see “What Is The Effect Of Income Tax On My Investment?”
Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.
Other Tax‑Exempt Securities
Although the Fund will invest, as described above, a minimum of 65% of its total assets in tax‑exempt bonds, it will also acquire other tax‑exempt securities such as tax‑exempt notes and tax‑exempt municipal leases, described in the following paragraphs.
Tax‑Exempt Notes
Tax‑exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Notes issued by the State of Colorado, its municipalities and public authorities are exempt from regular federal income taxes and from Colorado personal income taxes. Tax‑exempt notes include:
1.  Project Notes.    Project Notes are backed by an agreement between a local issuing agency and the federal Department of Housing and Urban Development, and are guaranteed by the United States Government. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low‑income housing programs and urban renewal programs). They are primarily obligations of the local public housing agencies or the local urban renewal agencies. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax‑exempt character of the income from the Project Notes.
2.  Tax Anticipation Notes.    Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

3.  Revenue Anticipation Notes.    Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.
4.  Bond Anticipation Notes.    Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the payment of the Notes.
5.  Construction Loan Notes.    Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.
6.  Auction Rate Securities.    Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7‑35 days) through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. In a Dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears,” meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.
Tax‑Exempt Municipal Leases
Tax‑exempt municipal leases are most often issued for one to 10 years. They provide municipal authorities with funds to lease various types of property and equipment. The property or equipment serves as collateral for the owner of the lease. Tax‑exempt municipal leases are generally self-amortizing through the term of the lease.
A municipal lease is subject to annual appropriation by its issuing municipal authority each year. In other words, while the lease may be for a term exceeding one year, the issuing municipality will only commit to payments on the lease for a one‑year period. If the issuing municipality does not appropriate sufficient funds for the following year’s lease payments, the lease will go into default with the potential for significant loss of principal and accrued interest to the investor.
In the event of default, the owner of the lease has limited recourse to recover unpaid principal and accrued interest from the issuing municipality. This recourse is limited to possession and the subsequent sale of the leased property. There is no assurance that the proceeds from a sale will be sufficient to pay the total amount of unpaid principal and accrued income due on the lease. If the proceeds are not sufficient to pay the unpaid principal and accrued income, an investor will realize a capital loss.
The secondary trading market for tax‑exempt municipal leases is limited. As a result, investment in tax‑exempt municipal leases involves special investment risk considerations not associated with general obligation or revenue municipal debt obligations.
Floating Rate and Variable Rate Tax‑Exempt Obligations
The Fund may purchase floating rate and variable rate Tax‑Exempt Obligations. Often variable rate Tax‑Exempt Obligations have a nominal long-term maturity but include a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity, often on very short notice (seven days), at a price of par plus accrued interest, which amount may be more or less than the amount the Fund paid for the Tax‑Exempt Obligations. Variable rate Tax‑Exempt Obligations with the demand features described above are commonly referred to as variable rate demand obligations (“VRDOs”). Investments in VRDOs normally will involve bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as SOFR, rates on Treasury

Bonds or Bills, the SIFMA Municipal Swap index or the prime rate at a major commercial bank. VRDOs bear interest on these rates that reset periodically (for example, in short-term mode, daily, weekly or monthly, and in long-term mode, semi-annually, annually or at a fixed rate), whenever there is a change in the designated base interest rate. Generally, the changes in the interest rates on VRDOs reduce the fluctuation in their market value. Frequently VRDOs are secured by letters of credit, guarantee or other credit support arrangements provided by banks or other financial institutions. An irrevocable letter of credit is an unconditional promise by a bank to allow the owner of a participation to draw down on the letter of credit to meet any unpaid principal or interest payments. While the letter of credit gives additional security to an investor, it is backed only by the full faith and credit of the issuing bank and as such is based on the financial soundness of the bank. The letter of credit may lose its effectiveness if the bank becomes insolvent, is closed or restructured or is liquidated pursuant to an order from an appropriate banking authority. The Fund may also invest in participation interests purchased from banks in variable rate Tax‑Exempt Obligations (such as private activity bonds) owned by banks.
Other floating rate or variable rate Tax‑Exempt Obligations will often also involve bonds which also provide that the rate of interest is set as a specified percentage of a designated base rate, and may be subject to periodic adjustment (although it may be less frequent than VRDOs), and may or may not have the demand features or the liquidity of a letter of credit or other credit support arrangement described above. Floating rate and variable rate Tax‑Exempt Obligations with a demand feature that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying Tax‑Exempt Obligation at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of Tax‑Exempt Obligation normally has a corresponding right in its discretion, after a given period and generally after written notice, to prepay the outstanding principal amount of the Tax‑Exempt Obligation plus accrued interest.
The Investment Adviser will monitor the pricing, quality and liquidity of the variable rate demand Tax‑Exempt Obligations held by the Fund, including the bonds supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Investment Adviser may subscribe. Participation interests will be purchased only if, in the opinion of bond counsel for the original issuance of such participation interests, interest income on such interests will be tax‑exempt when distributed as dividends to shareholders.
Special Taxing Districts (Land-Secured or “Dirt” Bonds)
The Fund may invest in Tax‑Exempt Obligations issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment and special services district bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. As a result, these bonds are often exposed to real estate development-related risks (such as delays in the completion of projects or the bankruptcy of the developers) and can have more taxpayer concentration risk than general tax‑supported bonds, such as general obligation bonds. Further, the fees, special taxes, mill levies or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could therefore default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts. Current economic conditions could increase this risk of default.
When-Issued Securities
The Fund may purchase Tax‑Exempt Obligations on a “when-issued” basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Tax‑Exempt Obligations are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase Tax‑Exempt Obligations on a when-issued basis with the intention of actually acquiring the

Tax‑Exempt Obligations, the Fund may sell these Tax‑Exempt Obligations before the settlement date if it is deemed advisable.
A separate account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund’s custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital appreciation, which is not exempt from federal income taxes.
Tax‑exempt securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a tax‑exempt security on a when-issued basis can involve a risk of loss if the value of the Tax‑Exempt Obligation or other security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. For a further description of the risks associated with “when-issued” securities, see “What Are The Risks Of Investing In Lower-Rated Tax‑Exempt Obligations?”
Additional Information About Investment Results
This subsection contains additional information regarding the annual total returns bar chart and the average annual total returns table presented earlier in this Fund Summary section of the prospectus and should be read in conjunction with that information.
The annual total returns bar chart presented earlier in this Fund Summary section of the prospectus shows the Fund’s annual total returns for each of the last 10 calendar years. Past performance is not predictive of future performance. The annual total returns in the bar chart do not include the imposition of the sales charge and assumes reinvestment of all dividends and distributions. If sales charges were reflected, the returns would be less than those shown.
The average annual total returns table presented earlier in this Fund Summary section of the prospectus shows how the Fund’s average annual total returns (including the imposition of the maximum sales charges and the reinvestment of all dividends and distributions) compare with various broad measures of market results, including the Barclays Index and as a secondary index, the Lipper Index (which is described in more detail in a footnote to the table). The Barclays Index was selected by the Fund as the primary appropriate broad-based securities market index because it is considered representative of the broad market for investment grade, tax‑exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. There are some differences between the portfolio of securities invested in by the Fund and the securities represented by the Barclays Index. The Fund invests primarily in not rated Tax‑Exempt Obligations on issues of any size, while the Barclays Index only includes securities with a rating of at least “Baa3” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. These differences may cause the performance of the Fund to differ from the performance of the Barclays Index. After considering these differences in the portfolio securities of the Fund and those included in the Barclays Index, and reviewing alternative indexes available for comparison purposes and noting that there is no Colorado state-specific broad based securities market index nor any other index focusing primarily on not rated bond investments, the Fund continues to believe that the index is an appropriate index for comparison purposes.

Historical Contrasts
The Fund is specifically designed to choose among the not rated Tax‑Exempt Obligations primarily in the State of Colorado and to select those not rated Tax‑Exempt Obligations that the Fund believes demonstrate suitable repayment characteristics for investment. As described elsewhere in this prospectus, the Fund may also take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Management believes that the Fund’s investments in not rated Tax‑Exempt Obligations, together with the Fund’s ability to take temporary defensive positions, offer an interesting investment alternative to funds investing primarily in rated Tax‑Exempt Obligations.
Although price fluctuations in not rated Tax‑Exempt Obligations are generally consistent with the direction of the overall bond market, including rated Tax‑Exempt Obligations, they have often reacted to changes in interest rates more slowly and with less volatility than rated Tax‑Exempt Obligations. The value of not rated Tax‑Exempt Obligations did not decline as much as rated Tax‑Exempt Obligations when interest rates rose quickly in 2008, 2010 and 2013. Conversely, in 2009 and 2011, when interest rates fell precipitously, the value of not rated Tax‑Exempt Obligations went up, but at a considerably slower pace than rated Tax‑Exempt Obligations.
The composition of the Fund’s portfolio securities between long-term and short-term investments can greatly affect returns. Since 2005, the Fund has maintained a defensive position due to market turbulence and rapidly changing interest rates, resulting in the Fund holding a higher percentage of short-term, mostly rated Tax‑Exempt Obligations than had been the case in prior periods. In 2008, credit spreads on not rated bonds increased significantly due to the global financial crisis, causing the value of the not rated Tax‑Exempt Obligations held by the Fund to decline. However, during this period, the Fund outperformed many of its peers due to its defensive positioning, which included elevated levels of short-term, highly rated investments. The defensive positioning of the Fund has helped it excel, such as during the market sell‑off caused by the start of the COVID‑19 pandemic and more recently, aggressive interest rate hikes.
The Fund invests the bulk of its portfolio in not rated Tax‑Exempt Obligations. These securities trade at higher interest rates and wider credit spreads than rated Tax‑Exempt Obligations. Although these securities carry more risk than rated Tax‑Exempt Obligations, they also offer an opportunity to earn elevated levels of return. Management believes that attractive rates of return can be obtained by performing a rigorous underwriting process, highlighted by assessments on credit and interest rate risk, on the universe of not rated Tax‑Exempt Obligations and selecting for investment the securities with the most attractive risk adjusted returns.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information of the Fund, which is available on the Fund’s website at https://www.coloradobondshares.com.

How Is The Fund Managed?
Officers and Trustees
The Board of the Fund supervises the activities of the Fund, reviews the Fund’s service contracts, and hires the companies that run the day‑to‑day operations of the Fund, such as the administrator, custodian, investment adviser, transfer agent and underwriter. Information about leadership structure and the Board, the trustees and the officers of the Fund can be found in the “How Is The Fund Managed?” section of the Fund’s Statement of Additional Information.
Investment Adviser
Freedom Funds Management Company, the Investment Adviser of the Fund, is located at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Investment Adviser was incorporated on November 7, 1986 and has engaged in no other business, profession, vocation or employment since its incorporation. The Investment Adviser has served as the investment adviser to the Fund since the Fund’s inception in 1987. As of September 30, 2023, the Investment Adviser serves as adviser of approximately $1.646 billion in net assets.

The Investment Adviser is responsible for administering the Fund’s daily business affairs and managing the investment of assets for the Fund. Pursuant to an advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”), the Fund pays the Investment Adviser an annual fee payable monthly of 0.50% of the average daily net assets of the Fund, or an aggregate of 0.50% of the average net assets of the Fund for its fiscal year. In return, the Investment Adviser will attempt to meet the Fund’s investment objectives by providing portfolio management and credit analysis services pursuant to the Advisory Agreement and to this prospectus. Under the Advisory Agreement and subject to the control of the Board, the Investment Adviser will manage the investment of the assets of the Fund, including the purchase and sale of portfolio securities consistent with the Fund’s investment objectives and policies.
The Advisory Agreement was approved by the Board (including all trustees who are not interested persons) and the shareholders of the Fund in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by a majority of those members of the Board who are not interested persons of the Advisory Agreement, and (2) by the Board or by vote of a majority of the outstanding shares of the Fund. The Advisory Agreement is terminable at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Fund, or by the Investment Adviser. The Advisory Agreement will terminate in the event of its assignment, as defined under the 1940 Act. A discussion regarding the basis for the Board approving the last Advisory Agreement is available in the Fund’s 2023 annual report to shareholders on Form N‑CSR that was filed with the Securities and Exchange Commission on December 5, 2023.
Portfolio Manager
Fred R. Kelly, Jr., is President, Secretary and Treasurer of the Investment Adviser and is also the Fund’s portfolio manager. Mr. Kelly has been the portfolio manager for the Fund since November 1990, and has been primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Kelly is also a registered representative of Colorado Financial Service Corporation. From September 2, 1992 to November 30, 1994, Mr. Kelly also served as Secretary and Treasurer to the Fund. For 10 years preceding his appointment as portfolio manager, Mr. Kelly worked for the investment banking firm of Hanifen, Imhoff Inc. (“Hanifen”) and specialized in the area of tax‑exempt public finance, serving as financial adviser and investment banker for public entities primarily in the Rocky Mountain region. More recently, Mr. Kelly has been actively involved in the restructuring of financially troubled projects, has acted as a financial consultant and has appeared as an expert witness in the area of tax‑exempt finance in Chapter 9 and Chapter 11 bankruptcy cases. Prior to joining Hanifen, Mr. Kelly was employed for six years by the U.S. Treasury Department, Comptroller of the Currency, as a Senior Field Examiner. Mr. Kelly is a past director of the Colorado Municipal Bond Dealers Association. He currently serves as Chairman of the Board of Directors for Carbon County Holding Company and RNB State Bank and as a director of Cowboy State Bank. Mr. Kelly pursued his undergraduate study at the University of Wyoming in Laramie, receiving his bachelor’s degree in Accounting with emphasis in Finance. Subsequently, he attended Northwestern University in Evanston, Illinois, where he completed his postgraduate work in banking while working full time.
The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and ownership of shares of the Fund.
In June 2020, the Investment Adviser hired Peter Bridgman as an assistant portfolio manager of the Fund. Mr. Bridgman focuses on underwriting new investments and managing existing investments. Previously, for nine years, Mr. Bridgman worked as a portfolio manager for Hazelview Investments, a real estate investment manager with three platforms – private equity, private debt, and public securities. At Hazelview, he focused on researching and devising investment ideas related to REITs listed in the US, Canada, Hong Kong, and Singapore as well as managing portfolios of REITs listed in the developed markets of the world and of REIT preferred stock listed in the US. Additionally, he worked on sourcing, underwriting, structuring, and managing private equity and debt transactions as well as oversaw various funds that held both private and public real estate investments. Before Hazelview, for six years, Mr. Bridgman worked as a research associate at Woodbourne Investment Management LLC, a hedge-fund management firm specializing in REITs and real estate related securities. At Woodbourne, his focus included researching, modeling, and devising investment ideas related to US REITs in the office, residential, student housing, and manufactured home sectors and to REITs listed in Singapore, Hong Kong, and Canada. Additionally, he focused on underwriting investments in and managing a portfolio of REIT preferred stock listed in the United States. Mr. Bridgman completed an undergraduate degree in Finance at Boston College and a graduate degree in Real Estate Development at Columbia University. He is also a CFA charterholder.
Legal Proceedings
Marin Metropolitan District, Plaintiff v. Colorado Bondshares – a Tax Exempt Fund, and UMB Bank, N.A., defendants and Century at Landmark, LLC, a Colorado limited liability company, interested party (District Court, Arapahoe County, Colorado Case No. 2022CV30866)
The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”) by Marin Metropolitan District (the “District”) as described more fully in the Fund’s 2023 shareholder report on Form N‑CSR filed with the Securities and Exchange Commission on December 5, 2023. The Bonds were issued in 2008 pursuant to a trust indenture (the “Trust Indenture”) between the District, as issuer and UMB Bank, N.A. (“UMB”), as trustee (the “Trustee”). The original principal amount of Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000. The valuation of these Bonds as of September 30, 2023 was set forth in the schedule of investments included in the Fund’s above referenced 2023 shareholder report.
On about June 24, 2022, the District filed an Amended Complaint for Declaratory and Injunctive Relief (the “Complaint”) against the Fund and the Trustee with the District Court, Arapahoe County, Colorado (the “Court”). The Complaint also names Century at Landmark, LLC, a Colorado limited liability company (“Century”) as an “Interested Party” in the Complaint on the grounds that Century is the owner of the real property remaining in the District. In the Complaint, the District has asserted a single claim for relief for declaratory judgment. In essence, based on the rulings in Land-
mark Towers Association, Inc. v. UMB Bank, N.A. and Colorado BondShares (District Court, Arapahoe County, Colorado Case No. 11CV1076) (the “Landmark Litigation”), the District has requested that the Court declare that the Fund and the Trustee cannot compel the District to impose a tax levy on Century’s parcel of real property within the District and that, further, the Court enjoin the Fund and the Trustee from attempting to compel the District to impose the Required Mill Levy on Century’s parcel of real property within the District. In response, the Fund and the Trustee filed Amended Counterclaims for breach of the District’s resolution authorizing public debt in accordance with, and as required by, the Colorado Constitution (the “Bond Resolution”), declaratory judgment for breach of the Bond Resolution, declaratory judgment that the District has violated Colo. Const. art. XI, section 6 and the Bond Resolution, breach of the Trust Indenture, declaratory judgment that the District has violated the Trust Indenture, promissory estoppel and unjust enrichment (the “Counterclaims”). The Counterclaims seek a judgment in the full amount due and owing on the Bonds with accrued interest along with a declaration that the District is obligated to impose the Required Mill Levy under the terms of the Trust Indenture.
The District filed two motions for summary judgment on the claims in the Complaint and the Counterclaims (“MSJ”). The Fund and UMB opposed the District’s MSJ and filed a cross motion for summary judgment (“Cross MSJ”). The Court denied the District’s MSJ, except it held that the Landmark Litigation was binding on the parties on the issue that the Required Mill Levy approved and imposed by the District was a special assessment and restricted the Fund and UMB from presenting evidence to the contrary at trial. The Court also denied the Cross MSJ.
On October 16 and 17, 2023, the Court held a two‑day non‑jury trial on all remaining issues presented in the Complaint and the Counterclaims. The Court has not yet issued a decision on the issues and claims. At this point, it is impossible to determine the direction, cost, duration or ultimate outcome of these matters.

How Can I Invest In The Fund?

Shares of the Fund are being continuously offered through securities dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and
who have a dealer agreement with the underwriter, Colorado Financial Service Corporation (“Colorado Financial Service Corporation” or the “Underwriter”).

Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended. Purchase orders for shares of the Fund may be submitted directly to the Fund, or to your broker (if your broker has a dealer agreement with the Underwriter), who will submit them to the Fund’s transfer agent, for purposes of processing purchases and redemptions of shares of the Fund. Brokers cannot accept purchase orders on behalf of the Fund, but are contractually obligated in their agreement with the Underwriter to promptly transmit purchase orders received by them to the transfer agent. Note that dealers may have their own rules about share transactions and may have earlier cut‑off times or different restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. For more information about how to purchase through your intermediary, contact your broker directly.
Shares of the Fund are purchased at the offering price based on the net asset value next determined after receipt by the Fund or the transfer agent of the purchase order that contains all information and legal documentation necessary to process the transaction and the purchase price (which includes any applicable sales charges). Any purchase order received by the Fund or the Fund’s transfer agent before 2:00 p.m. Mountain Standard Time will receive that day’s share price, which is the net asset value at the close of business of the New York Stock Exchange (“NYSE”) that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day on which the NYSE is open. The Fund is open for business each day on which the NYSE is open.
Shares of the Fund are only offered and sold in certain states. This prospectus is not an offer to sell securities and is not soliciting an offer to buy shares of the Fund in any state where the offer or sale is not permitted. You can contact your broker or the Fund (at the address below) to find the current list of states in which we offer or sell shares of the Fund. Additional information is also included on the account application form.
If you are in a state that we are permitted to sell shares of the Fund, you can open an account for $500 or more by delivering a check made payable to “Colorado BondShares—A Tax‑Exempt Fund,” and a completed account application form provided to you by the Fund upon request, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Fund’s telephone numbers, including toll-free numbers, are set forth on the back cover of this prospectus.
You may be charged a fee by your broker or other financial institutional if you use a broker or that financial institutional to buy or redeem shares of the Fund. For example, if you participate in a “wrap account” or similar program under which you pay advisory or management fees to a broker-dealer or other financial institution for managing your account, you must set up a separate brokerage account without these fees in order to invest in the Fund through that broker or financial institution.
You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.
Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.
Any share purchases will be made through the Fund from the investment dealer designated by you. You may change your dealer at any time upon written notice to the Fund or the transfer agent, provided that the new dealer has a dealer agreement with the Underwriter.
Federal anti-money laundering laws and regulations require the Fund to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account. The personal information gathered about you will be protected in accordance with the Fund’s privacy policy described in the section of this prospectus entitled “Privacy Policy Of The Fund.”

What Do Shares Cost?

The price you pay for shares of the Fund is the public offering price, which is the sum of the next determined net asset value of the shares and a sales charge. The sales charge is a one‑time charge paid at the time of purchase of shares, most of which ordinarily goes to your broker-dealer to compensate for the services provided by the broker-dealer to you. If you do not have a broker-dealer, Colorado Financial Service Corporation, the principal underwriter and distributor of the Fund’s shares, will serve as your broker-dealer with respect to sales of shares of Fund.
Colorado Financial Service Corporation may offer cash or non‑cash incentives to dealers in addition to sales charges in order to promote the sale of shares of the Fund. Any such cash or non‑cash incentives will be in compliance with all applicable rules and regulations of FINRA.

How Is Net Asset Value Per Share Determined?

The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the NYSE is open. Net asset value is determined by dividing the value of the net assets of the Fund (total assets less liabilities) by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.
The values of most of the Fund’s portfolio securities are determined at their market price using prices provided on a daily basis by a national independent pricing service, which pricing service is approved by the Board. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in cases where a market price is not available from the pricing service, or where the Investment Adviser, based on policies and procedures adopted by the Board and subject to the Board’s supervision, determines that the “market price” so determined is not reflective of the true “fair value” or realizable value of these securities, the portfolio securities are valued at “fair value” as determined in good faith by the Investment Adviser in accordance with the policies and procedures adopted by the Board and subject to the supervision of the Board. In either event, municipal bonds and other securities are valued by taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, quotes from municipal bond dealers, market transactions and other relevant information. The Fund records amortization of premiums and accretion of original discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax law and U.S. generally accepted accounting principles (GAAP). Short-term holdings are valued at current market quotations or amortized cost, whichever the Investment Adviser believes best approximates “fair value.” In these cases, net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Investment Adviser (subject to the policies and procedures established by the Board) instead of being determined by the market. Using a “fair value” pricing methodology to price the portfolio securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the valuation of a portfolio security as described above will be accurate, nor that the valuation will not differ from the amount that the Fund realizes upon the sale of such security.

How Are Sales Charges Determined?

Sales charges for the Fund’s shares are determined on the basis of the amount of shares purchased, in accordance with the following schedule:

AMOUNT OF PURCHASE	SALES CHARGE	% OF NET AMOUNT INVESTED	DEALER CONCESSION AS % OF OFFERING PRICE

Less than $100,000	4.75%	4.99%	4.35%

$100,000 up to $249,999	3.50	3.63	3.00

$250,000 up to $499,999	2.50	2.56	2.00

$500,000 up to $999,999	2.00	2.04	1.50

$1,000,000 up to $3,999,999	1.00	1.01	0.90

$4,000,000 or more	0.20	0.20	0.15
Reductions in Sales Charges
Volume discounts are provided if the total amount being invested in shares of the Fund reaches the levels indicated in the above sales charge schedule. There are no sales charges for the reinvestment of dividends or other distributions.
In order to obtain a volume discount, you may be required to inform the Fund or your financial intermediary of other accounts in which you have holdings eligible to be aggregated to qualify for volume discounts at the time of purchase. You may be required to provide the Fund or your financial intermediary with certain records including account statements in order to verify your eligibility for volume discounts. Confirmation of the order is subject to such verification.
Rights of accumulation allow the Fund’s shares to be purchased at the rate applicable in the discount schedule after adding the value of shares currently owned by the investor, at the current public offering price, to the amount of the shares of the Fund being purchased.
A letter of intent allows you to purchase shares of the Fund over a 13‑month period at reduced sales charges based on the total amount of dollars that you state in the letter that you intend to purchase. While the letter of intent is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the higher initial sales charge you would have paid in the absence of the letter of intent.
For more information concerning the terms of the letter of intent, see the account application form provided to you by the Fund or your financial intermediary upon request.
The Fund has a net asset value transfer privilege, which allows investors to purchase shares of the Fund at net asset value (no load). The following provisions must be met in order to qualify for the net asset value transfer privilege: (a) proceeds for the purchase of shares of the Fund must be from an unrelated mutual fund; (b) a sales charge must have been paid on the unrelated mutual fund shares; (c) the purchase of shares of the Fund must take place within 60 days of the redemption; and (d) a confirmation of the redemption from the unrelated mutual fund must accompany the purchase of shares of the Fund.
For any such discounts, the purchaser or its broker-dealer must provide the Fund with sufficient information to permit verification that the purchase order qualifies for the discount privilege. Confirmation of the order is subject to such verification.
Shares may be issued without a sales charge in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies.
Reductions in sales charges apply to purchases by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing shares of the Fund for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.
In addition to the discounts described above, shares of the Fund may be sold at net asset value to (a) present and retired trustees, officers, directors, employees (and their respective spouses and minor children) of the Fund, the Investment Adviser and its affiliates, the Underwriter, Hanifen, Imhoff Holdings Inc. and its affiliates as constituted on November 17, 1994 and other FINRA registered representatives; (b) employee benefit plans for such persons (and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Investment Adviser or any affiliate); and (c) shareholders of unrelated mutual funds that charge a sales load to the extent that the purchase price of shares of the Fund is funded by the proceeds from the redemption (within 60 days prior to the purchase of shares of the Fund) of shares of such unrelated mutual fund(s).
For more information regarding sales charges and purchases of shares please call the Fund at (303) 572‑6990, or outside of Denver, (800) 572‑0069. The Fund makes available, free of charge, such information in both the prospectus and the Statement of Additional Information of the Fund, which are available by calling the numbers above, or in the Fund’s prospectus and Statement of Additional Information that are available free of charge on the Fund’s website at https://www.coloradobondshares.com.

How Can I “Sell” My Shares?

The Fund will redeem shares at their next determined net asset value based on the procedures described below.
Shares may be redeemed without charge at any time upon written request to the transfer agent or the Fund, containing the signature(s) of the shareholder(s), which must be guaranteed by a member firm of a principal stock exchange or a commercial bank or trust company. Such member firm must be a participant in good standing in a Securities Transfer Association-recognized signature guarantee program. The transfer agent or the Fund may request further documentation from corporations, executors, administrators, trustees or custodians. When the proceeds of a redemption are to be paid to someone other than a shareholder, the shareholder’s signature(s) must be guaranteed on the redemption request as described above. A shareholder will receive the net asset value per share next determined after receipt of the shareholder’s request in good order. Any orders received by the Fund or the transfer agent from you directly or from your broker, as the case may be, before 2:00 p.m. Mountain Standard Time will receive that day’s share price, which is the net asset value at the close of business of the NYSE that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day that the NYSE is open.
Shares may also be redeemed by calling the Fund directly at (303) 572‑6990, or outside of Denver, (800) 572‑0069. To reduce the shareholder’s risk of attempted fraudulent use of the telephone redemption procedure, proceeds will be mailed as registered on the account or will be wired to the bank account designated on the account application form provided to you by the Fund upon request.
Once you have redeemed your shares, a check for the proceeds will be mailed to you within seven calen-
dar days after your redemption request is received in proper form. Proceeds for redemptions by wire transfer (if the shareholder has completed the necessary wiring instruction forms) will typically be wired to the designated bank account the following business day. Proceeds for redemptions by check will typically be mailed as registered on the account the following business day. The proceeds, of course, may be more or less than your cost.
Redemptions of shares of the Fund are made in cash. Typically, the Fund has adequate cash or cash equivalents on hand to meet redemption requests and regularly uses such amounts for redemptions. Under unusual circumstances (such as stressed market conditions), the Fund may borrow funds on a short-term basis, which it has previously done on an infrequent basis from United Missouri Bank (UMB), N.A., the Fund’s custodian, or the Fund may sell portfolio assets to meet redemption requests.
Tax Basis Reporting
If you sell or otherwise dispose of any of your shares of the Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. The Fund must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders annually on Form 1099‑B the cost basis for Fund shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund and which are disposed of after that date. Cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax‑advantaged retirement account, such as a 401(k) plan or an individual retirement account. When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares. In addition to the Fund’s default method of average cost, other cost basis methods offered by the Fund, which you may elect to apply to covered shares, include the following:

•	First‑In, First‑Out — shares acquired first in the account are the first shares to be redeemed.

•	Last‑In, First‑Out — shares acquired last in the account are the first shares to be redeemed.

•	High Cost, First‑Out — shares acquired with the highest cost per share are the first shares to be redeemed.

•	Low Cost, First‑Out — shares acquired with the lowest cost per share are the first shares to be redeemed.

•	Loss/Gain Utilization — shares with losses will be redeemed before shares with a gain. For lots that yield a loss, short-term lots will be redeemed ahead of long-term lots. For gains, long-term lots will be redeemed ahead of short-term lots.

•	Specific Lot Identification — shareholder selects which specific shares to redeem when placing a redemption request. A secondary accounting method must also be selected and will be activated only if the lots chosen are no longer available. If a secondary method is not selected, First‑In, First‑Out will be used.
You may elect any of the available methods detailed above for your covered shares. If you do not notify the
Fund of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any “non‑covered shares” you may own. You may revoke your election from average cost to another cost basis method for covered shares at any time by notifying the Fund, but such change will apply only for covered shares that either have not been subject to a redemption or are acquired after the date of the change. The basis of the shares that were averaged before the change will remain averaged after the date of the change.
The Fund may also provide Fund shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund (“non‑covered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of non‑covered shares. With the exception of the specific lot identification method, the Fund first depletes non‑covered shares in first in, first out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for non‑covered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for non‑covered shares cannot be made by notifying the Fund.
The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Fund as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.
If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. For more information about the cost basis methods offered by the Fund, please call the Investment Adviser or the Fund using the contact information on the back cover of the prospectus.
Frequent Trading in Fund Shares
Frequent purchases and redemptions of shares of the Fund by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.
The Fund’s investment objectives and policies do not lend themselves to excessive trading in accounts. Therefore, the Fund’s Board has not adopted specific policies regarding frequent purchases and redemptions of shares of the Fund. Several of the Fund’s characteristics including, but not limited to, sales charges incurred upon purchase of shares of the Fund and the limitation to a one‑time only waiver of this sales charge for reinstatement of an investment as described in the “How Can I Reinstate My Investment?” section of the prospectus are believed to help to discourage abusive practices with respect to “market-timing” or “short-term trading.” In addition, the Fund employs various internal filters that permit the Fund to monitor trading practices with respect to shares of the Fund. These practices are intended to provide protective measures for all shareholders while maintaining flexibility in managing their investment. Historically, the Fund has not experienced any abnormal trading activity indicating market timing or excessive trading.
With respect to trades that occur through financial intermediaries, the Fund recognizes that occasionally trades can be processed through omnibus accounts. Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual basis. This limits the extent to which the Fund is able to monitor short-term trading. In the event that such accounts may exist, the Fund must rely on the financial intermediaries such as investment managers, broker-dealers, transfer agents and third-party administrators to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. The Fund or the Underwriter has a written agreement with the financial intermediaries who sell or hold shares of the Fund to provide information and cooperation so that the Fund may monitor short-term trading practices. There can be no assurance that the Fund will be able to eliminate all market-timing activities.
The Fund reserves the right to reject any purchase order for any reason. Some of the reasons for rejection of a purchase order may include market timing or excessive trading activities or purchaser ineligibility (a purchaser lives in a state where we are not authorized to sell shares of the Fund, or purchases that we have determined can cause actual or potential harm to the Fund). Any such rejection of a purchase order in good order will generally be made promptly after discovery of the need for such rejection by the Fund or its transfer agent, and the transfer agent will promptly notify the potential investor or, for purchaser orders made through a broker, will notify the broker to communicate to the potential investor. Notwithstanding the above, the Fund may take any action within the discretion of the Board or the Investment Adviser to prevent “market-timing” or “short-term trading” transactions in the Fund.

How Can I Reinstate My Investment?

If you redeem shares and then decide you should not have redeemed them, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, all or any part of your investment in shares of the
Fund. Your investment will be reinstated at the net asset value per share established at the close of the NYSE on the day your request is accepted. You may use this privilege to reinstate an investment in the Fund only once.

Exercise of the reinstatement privilege does not alter the federal income tax status of any gain realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

What Distributions Will I Receive?

The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the 15th day of each month. If the 15th day of a month falls on a weekend, holiday or other day on which the NYSE is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the dividend period. Dividends are reinvested at the net asset value price.
Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.
You also may elect to have your dividends paid to another person. If you desire to do so, please complete the Alternate Party Payment option on the account application form provided to you by the Fund upon request. A Medallion Signature Guarantee is required when you elect an alternate party payee.
The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the “Code”).

What Is The Effect Of Income Tax On My Investment?

The discussion of U.S. Federal tax issues in this prospectus is not intended or written to be relied upon by any shareholder for the purposes of avoiding penalties that may be imposed on such shareholder under the Internal Revenue Code. The general summary below is based on current tax law, which may change. Shareholders should seek advice based on their particular circumstances from an independent tax advisor.
Federal Income Taxes
The following is a general discussion of certain U.S. federal income tax considerations generally affecting shareholders and does not purport to discuss all U.S. federal income tax consequences that may be applicable to the individual circumstances of a particular shareholder (for example, insurance companies, tax exempt entities, foreign shareholders and Subchapter S corporations), some of which may be subject to special treatment under the Code. Further, the authorities on which this discussion is based are subject to change or differing interpretations, which could apply retroactively. No assurance can be given that the Internal Revenue Service would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice and is not intended to be a detailed explanation of the federal, state, local or foreign tax treatment of shareholders, and shareholders should consult their tax advisors about the application of federal, state, local and non U.S. tax laws in light of their particular situation.
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Code, and intends to take all other action required to ensure that no federal income taxes will be payable by the Fund. If for any taxable year the Fund fails to qualify as a regulated investment company or fails to meet the other requirements of Subchapter M of the Code, such as the distribution test described below, its taxable income would be subject to tax at regular corporate tax rates without any deduction for dividends paid to shareholders, and the dividends would generally be taxable to shareholders as ordinary dividend income to the extent of Fund’s current and accumulated earnings and profits.
In order to qualify as a regulated investment company, the Fund intends to distribute at least 90% of the sum of its investment company taxable income (generally, net investment income, including net short-term capital gain) and any net tax‑exempt income for such taxable year, and intends to comply with other tests applicable to regulated investment companies under the Code. Among these requirements are the following: (i) the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or other income derived from its business of investment in such stock or securities and net income derived from qualified publicly traded partnerships; (ii) as of the close of each quarter of each taxable year of the Fund, at least 50% of the value of the total assets of the Fund must be invested in cash, cash related items, government securities, securities of other regulated investment companies and other securities, provided that such other securities of any one issuer will be taken into account only to the extent that: (A) 5% or less of the total value of the assets of the Fund must be invested in such other securities; and (B) the Fund owns less than 10% of the outstanding voting securities of such issuer; and (iii) as of the close of each quarter of each taxable year of the Fund, no more than 25% of the value of the total assets of the Fund may be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more related issuers or the securities of one or more qualified publicly traded partnerships.
The Code contains savings provisions allowing the Fund to cure diversification requirement failures due to reasonable cause in any taxable quarter. However, should such failure occur (other than a de minimis asset test failure) and the Fund relies on the cure provision, the Fund would be subject to a tax equal to or greater than $50,000.00.
The Code contains savings provisions allowing the Fund to cure qualifying income requirement failures due to reasonable cause in any taxable year. However, should such failure occur and the Fund relies on the cure provision, the Fund would be subject to a specially computed tax.
The Fund may pay “exempt-interest dividends” to its shareholders. In order to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of obligations exempt from regular federal income tax pursuant to Section 103(a) of the Code.
Net interest income on obligations exempt from federal income tax, when distributed to shareholders and designated by the Fund as exempt-interest dividends, will be exempt from regular federal income tax in the hands of the shareholders, but, in certain situations, may be subject to alternative minimum tax imposed by Section 55 of the Code. Short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gain distributions to shareholders will be treated as taxable long-term capital gain, whether received in shares of the Fund or in cash, regardless of how long a shareholder has held shares. It is not likely that the Fund will retain undistributed capital gains; however, in such an event, a shareholder must include in income, as long-term capital gain, the shareholder’s share of undistributed long-term capital gain designated by the Fund. Under such circumstances, the shareholder may claim a refundable credit against the tax for the shareholder’s proportionate share of any capital gain tax paid by the Fund.
The amount of any “market discount” (generally the amount by which the cost is less than the face amount of the bond) is taxed as ordinary income. This means that most “capital appreciation” on these bonds will now be distributed to, and taxed to, the shareholders as ordinary interest income (rather than as capital gains) no later than the tax year in which such income is taken into account on an applicable financial statement.
The Code, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than when the income is taken into account as revenue in an applicable financial statement. Prospective investors who utilized such method are urged to consult their tax advisors regarding how such requirements may impact their individual tax situation.
Distributions from the Fund’s non‑exempt investment income and from any net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares of the Fund. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.
Written notice concerning the federal income tax status of distributions will be mailed within 60 days after the close of the year to shareholders of the Fund annually in accordance with applicable provisions of the Code.
Regulated investment companies will be subject to a non‑deductible excise tax equal to 4% of the excess of the amount required to be distributed for the calendar year over the distributed amount for the calendar year. The Fund intends to avoid the imposition of this excise tax, and will therefore distribute during each calendar year at least 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one year period ending on October 31 of each calendar year.
UNLESS A SHAREHOLDER INCLUDES HIS OR HER TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) IN THE ACCOUNT APPLICATION FORM PROVIDED TO YOU BY THE FUND UPON REQUEST AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 28% OF NON‑EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER.
A shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to an additional tax of 3.8% on the lesser of (1) the shareholder’s “net investment income” for the relevant taxable year and (2) the excess of the shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately). A taxpayer’s “net investment income” may generally include, among other items, certain interest, dividends, gain, and other types of income from investments, minus the allowable deductions that are properly allocable to that gross income or net gain. “Net investment income” does not include exempt-interest dividends. A shareholder that is an individual, estate or trust should consult its tax advisor regarding the applicability of the Medicare Contribution Tax related to its holding shares of the Fund.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.
Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund.
The limitations on the deduction of miscellaneous itemized deductions do not apply to publicly offered regulated investment companies. The Investment Adviser intends to use its best efforts to ensure that the Fund qualifies as a publicly offered regulated investment company for the purposes of the foregoing provision.
If a shareholder sells, exchanges or redeems its interest in the Fund, then, unless the shareholder is a dealer in the shares or the redemption is treated as a dividend, the shareholder generally has long-term or short-term capital gain or loss, depending on how long the shares were held and provided that the interest is held as a capital asset within the meaning of Section 1221 of the Code. A shareholder’s gain or loss is equal to the difference between the amount realized on the sale and such shareholder’s adjusted basis in the shares. Any loss realized on a sale or exchange will be disallowed: (i) to the extent the shares disposed of are replaced within the 61‑day period beginning 30 days before and ending 30 days after the date the shares are disposed of; and (ii) to the extent the shareholder received exempt-interest dividends with respect to shares in the Fund held by a shareholder for six months or less.
Information regarding cost basis reporting made by the Fund with respect to dispositions of Fund shares purchased on or after January 1, 2012 is included under the “How Can I “Sell” Shares of the Fund?” section of the prospectus.
Colorado Income Taxes
Individuals, trusts, estates and corporations who are holders of shares of the Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Fund to the extent that such distributions qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax‑exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.
To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains and ordinary income, such distributions will not be exempt from Colorado income tax.

As intangibles, shares in the Fund will be exempt from Colorado property taxes.
Other State and Local Income Taxes
Distributions from the Fund may be subject to income taxation in other jurisdictions. Individuals, trusts, estates and corporations who are holders of shares of the Fund and who are subject to state and/or local income taxation outside of Colorado should contact their personal income tax adviser regarding the proper treatment of these amounts.

What Services Are Provided To Shareholders?

For general information about Colorado BondShares — A Tax‑Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The telephone number is (303) 572‑6990, or, outside of Denver, (800) 572‑0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Mountain Standard Time and your calls will be answered by our service representatives.
As a shareholder, you will receive annual and semi-annual reports, and the most recent of such reports will be available, free of charge, on the Fund’s website at https://www.coloradobondshares.com as soon as practicable. In addition, you will receive statements confirming transactions in your account and the current balance of shares you own. For your convenience, all shares acquired in an account will be credited as book credits.

General Information

The Investment Adviser is also the shareholder service agent (“Service Agent”), and as such, maintains a record of your ownership and will send you monthly statements of your account. Shareholder inquiries should be directed to your registered representative or the Service Agent or the Fund at the telephone numbers or mailing addresses listed in the prior section of this prospectus.

Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Plante & Moran, PLLC, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, which are included in the Fund’s latest annual report, are incorporated by reference into the Statement of Additional Information of the Fund and are available upon request.

	For Fiscal Years Ended September 30,
	2023	2022	2021	2020	2019
For a Share Outstanding Throughout the Period
Net Asset Value, beginning of period	$8.50	$9.39	$9.22	$9.25	$9.13

Income From Investment Operations
Net investment income(1)	0.43	0.37	0.37	0.37	0.37
Net gain or (loss) on investments (both realized and unrealized)	(0.07)	(0.88)	0.19	(0.03)	0.17

Increase from investment operations	0.36	(0.51)	0.56	0.34	0.54

Less Distributions
Dividends to shareholders from net investment income	(0.43)	(0.37)	(0.37)	(0.37)	(0.37)
Distributions from realized capital gains	$(0.02)	$(0.01)	$(0.02)	$—	$(0.05)

Total Distributions	(0.45)	(0.38)	(0.39)	(0.37)	(0.42)

Net increase (decrease) in net asset value	(0.09)	(0.89)	0.17	(0.03)	0.12

Net Asset Value, end of period	$8.41	$8.50	$9.39	$9.22	$9.25

Total Return, at Net Asset Value(2)	4.21%	-5.72%	5.91%	3.83%	6.09%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.99%	4.01%	3.92%	4.02%	4.02%
Total expenses	0.61%	0.55%	0.61%	0.58%	0.55%
Net expenses	0.61%	0.55%	0.61%	0.57%	0.55%
Net assets, end of period (000s)	$1,646,177	$1,675,670	$1,768,143	$1,494,477	$1,422,697

Portfolio turnover rate(3)	6.23%	9.94%	10.66%	22.54%	9.62%

(1)	Net investment income per share was calculated using an average shares method.

(2)
Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)
The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average value of portfolio securities owned during the period. Sales of securities include the proceeds of securities which have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2023 were $88,771,672 and $79,459,008, respectively.

Privacy Policy Of The Fund

What is the Fund’s Privacy Policy?
If you invest in the Fund, you entrust us with your assets as well as your personal and financial information. We feel that this information is private and we hold ourselves to the highest standards in its protection and use. We do not sell client information to any third party about current or former clients, including personal information or even the fact that someone is a client of the Fund.
Your Personal Information
You typically provide personal information when you complete an account application for the Fund or when you request a transaction which involves the Fund. This information may include your name and address, social security number or taxpayer identification number, date of birth, ownership documents, account numbers and identification of accounts at other institutions.
Disclosure of Your Personal Information
The Fund does not sell information about current or former clients or their accounts to third parties. We do not share such information, except when necessary to complete transactions that you have requested and as follows:

•	To complete certain transactions to account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups which are not affiliated with the Fund. For example, if you ask to transfer assets from another financial institution to the Fund, we will need to provide certain information about you to that company to complete the transaction.
•	In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•	We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).
How We Protect Your Personal Information
We restrict access to information about you to those employees of the Fund who need to know the information to provide products or services to you. We maintain strict physical, electronic and procedural safeguards to protect your personal information.
What You Can Do
For your protection, we recommend that you do not provide your account information to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately.
We Will Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but if we do make changes to the policy, you will be promptly notified.

COLORADO BONDSHARES —
A TAX‑EXEMPT FUND
1200 Seventeenth Street, Suite 850
Denver, Colorado 80202
(303) 572‑6990
(800) 572‑0069 (Outside Denver)
This prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Please review this prospectus carefully and retain it for future reference.
Additional information about the Fund is included in the Fund’s Statement of Additional Information dated as of January 30, 2024, which has been filed with the Securities and Exchange Commission. The Fund’s Statement of Additional Information is incorporated by reference into (and is therefore legally part of) this prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. For a free copy of the Fund’s Statement of Additional Information, the Fund’s annual and semi-annual reports, to request other information about the Fund, or to make shareholder inquiries, please call or write the Fund at the telephone numbers or the address set forth above. The Fund also makes available its Statement of Additional Information and annual and semi-annual reports, free of charge, on the Fund’s website at https://www.coloradobondshares.com.
Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY FILE NUMBER 811-05009

PART B

Colorado BondShares—A Tax-Exempt Fund

Ticker Symbol: (HICOX)

1200 Seventeenth Street, Suite 850

Denver, Colorado 80202

(303) 572-6990

(800) 572-0069 (Outside of Denver)

Statement of Additional Information

January 30, 2024

This Statement of Additional Information expands upon and supplements the information contained in the current prospectus of Colorado BondShares—A Tax-Exempt Fund (the “Fund”), dated January 30, 2024 (the “Prospectus”). It should be read in conjunction with the Prospectus. This Statement of Additional Information is not in itself a prospectus and is incorporated by reference into the Prospectus in its entirety. Portions of the Prospectus and portions of the Fund’s most recent annual report are incorporated by reference into this Statement of Additional Information where indicated, and both are available, without charge, by writing or calling the Fund at the address or telephone number listed above, and are available, free of charge, on the Fund’s website at https://www.coloradobondshares.com.

What Is Colorado BondShares—A Tax-Exempt Fund?

Colorado BondShares—A Tax-Exempt Fund (the “Fund”) is a diversified, open-end management investment company, or mutual fund, organized as a Massachusetts business trust on February 13, 1987. The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

What Are The Fund’s Investment Objectives, Investment Strategies, And Risks?

The Fund’s investment objectives, principal investment strategies, policies and principal risks that are discussed in the “Investment Objectives, Principal Investment Strategies, Related Risks, And Disclosure Of Portfolio Holdings” section of the Prospectus (including those relating to temporary defensive positions) are incorporated by reference into this Statement of Additional Information. The following information supplements and should be read in conjunction with the discussion of those investment objectives, principal investment strategies and related risks in the Prospectus.

In addition to tax-exempt bonds, other tax-exempt securities including tax-exempt notes (project notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and auction rate securities), tax-exempt municipal leases, when-issued securities, floating rate and variable rate tax-exempt obligations, tax-exempt obligations issued in connection with special taxing districts and fixed-income securities that may be invested in by the Fund, and the risks that relate to those investments, all of which are described in the Prospectus and incorporated by reference into this Statement of Additional Information as set forth above, the following are some additional investments or investment strategies may be employed by the Fund and the related risks. The descriptions below appear in alphabetical order, not in order of importance.

Callable Bonds. The Fund may purchase and hold callable tax-exempt bonds that contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds’ original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called), which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Commercial Paper. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $250,000 per depositor per bank.

Custodial Receipts. The Fund may acquire custodial receipts in respect of U.S. Government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts and Certificates of Accrual on Treasury Securities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Equity Securities. Although not a principal investment strategy, the Fund may periodically invest in equity securities, usually in conjunction with a bond purchase. Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including but not limited to the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. The market value of equity securities is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities, including states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and obligations supported by the credit of the instrumentality, such as those issued by the Federal National Mortgage Association (“Fannie Mae”). No assurance can be given that the U.S. Government will provide financial support to such federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Hedging and Derivatives. Subject to compliance with the Fund’s fundamental policies set forth in the “What Are The Fund’s Investment Limitations?” section of this Statement of Additional Information, the 1940 Act and the rules and regulations of the SEC and the interpretative guidance relating thereto, the Fund may invest in certain derivatives and engage in hedging activities.

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, futures, indexes or currencies. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Subject to compliance with the Fund’s fundamental investment policies, the 1940 Act and the rules and regulations of the SEC and the interpretative guidance relating thereto, some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. Derivative instruments in which the Fund may invest will typically increase the Fund’s exposure to the principal risks described in the Prospectus to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Investment Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Additionally, certain derivative instruments when held in the Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer fund losses, cause adjustments in the holding periods of the Fund’s portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders, and may also generate taxable income to the Fund.

Subject to compliance with the Fund’s fundamental policies set forth in the “What Are The Fund’s Investment Limitations?” section of this Statement of Additional Information, the 1940 Act and the rules and regulations of the SEC and the interpretative guidance relating thereto, the following is a brief description of certain derivatives that may be invested in by the Fund.

Futures Contracts (Other than Commodities Futures Contracts). A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

The Fund may take a short position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. The Fund may take a long position by purchasing futures contracts in certain circumstances, such as when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Transactions in futures contracts involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts. While transactions in futures contracts on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts transactions. Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained, and the Fund may be exposed to risk of loss. Some futures contracts may become illiquid under adverse market conditions or their trading may be suspended or limited during periods of market volatility by the applicable exchange.

Inverse Floaters. The Fund may invest in residual interest Tax-Exempt Obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”) in an amount not exceeding in the aggregate 10% of the value of the Fund’s total assets. An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Tax-Exempt Obligation. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Tax-Exempt Obligation. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the Fund’s gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Tax-Exempt Obligations with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Inverse floaters typically are derivative instruments created by depositing Tax-Exempt Obligations in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a trust fixed rate Tax-Exempt Obligations held in the Fund’s portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Tax-Exempt Obligations. In return for the transfer of the Tax-Exempt Obligations to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, the Fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps also may depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to risks related to the counterpart’s ability to perform and may decline in value if the counterpart’s credit worthiness deteriorates. The Fund also may suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with the custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities that do not have a liquid trading market as long as these illiquid investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. The Investment Adviser, in determining whether securities (including restricted securities) will be considered illiquid, subject to the oversight of the Board, will take into account various factors, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, the number of dealers wishing to purchase or sell the security, the number of other potential purchasers, the nature of the security and the trades of the security (such as the time needed to dispose of the security, the method of sale and the mechanics of transfer) and the availability of information, all of which can change from time to time. The Fund may incur certain additional costs in disposing of illiquid securities.

Investment Companies. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment in such securities, subject to certain exceptions, currently is limited as set forth in the fundamental investment limitation in clause (i) below. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the any securities pledged or mortgaged as described in the fundamental investment limitations (e) and (n) in the “What Are The Fund’s Investment Limitations?” section of the Statement Additional Information and the “Additional Information About The Fund’s Fundamental Investment Policies” subsection thereof, in shares of one or more money market funds advised by the Investment Adviser, subject to the limitations relating to those fundamental investment limitations and not to the limitations described above.

Maturity. There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the average maturity of the Fund’s portfolio in the aggregate would be between five and 15 years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Other Indexed Securities. In addition to PFRNs and inverse floaters, the Fund may invest in other indexed securities, including floating rate securities that are subject to a maximum interest rate (“capped floaters”). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price, and any such leveraged securities acquired by the Fund are limited to an amount not to exceed in the aggregate 10% of the value of the Fund’s total assets. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Other Opportunities. The Fund may take advantage of opportunities in investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

Participation Interests. The Fund may purchase participation interests that give the Fund an undivided pro rata interest in a Tax-Exempt Obligation. A participation interest gives the Fund an undivided interest in the Tax-Exempt Obligation in the proportion that the Fund’s participation interest bears to the total amount of the Tax-Exempt Obligation. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days’ notice for all or any part of the Fund’s participation interest in the Tax-Exempt Obligation plus accrued interest. Participation interests, that are determined to be not readily marketable, will be considered illiquid for purposes of the Fund’s restriction on investment in illiquid securities as described in the “What Are The Fund’s Investment Limitations?” section of this Statement of Additional Information.

The Fund also may invest in certificates of participation (“COPs”), which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under tax-exempt municipal lease obligations or installment sales contracts. Typically, tax-exempt municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be monitored pursuant to analysis by the Investment Adviser, and reviewed according to procedures adopted by the Board, which considers various factors in determining liquidity risk. COPs will not be considered illiquid for purposes of the Fund’s limitation on illiquid securities, provided that the Investment Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation. With respect to determinations of liquidity for municipal lease obligations, in addition to the considerations described below under “Illiquid Securities,” the Investment Adviser also considers such factors as the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, general credit quality of the municipality and the lessee, the importance of the property to the municipality of the property covered by the lease (and the related risk of a failure to appropriate, whether the lease can be cancelled, whether the assets represented by the lease can be sold, the legal recourse available if the municipality fails to appropriate and any other relevant factors the Investment Adviser determines appropriate to review.

Pay-In-Kind, Step-Coupon and Zero-Coupon Securities. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate.

Percentage of Floating Rate Index Notes (PFRNs). The Fund may invest in percentage of floating rate index notes (e.g. SOFR) notes (“PFRNs”) which are variable rate Tax-Exempt Obligations based on the a floating rate index such as SOFR, a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PFRN typically pays interest based on a percentage of an index rate for a specified time plus an established yield premium. Due to their variable rate features, PFRNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, the PFRNs may not perform as anticipated. The value of a PFRN also may decline due to other factors, such as changes in credit quality of the underlying Tax-Exempt Obligation.

The Fund also may invest in PFRNs that are created when a broker-dealer/sponsor deposits a Tax-Exempt Obligation into a trust created by the sponsor. The trust issues a percentage of index floating rate certificate (i.e., the PFRN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the Tax-Exempt Obligation after payment of the interest distribution to the PFRN holder and other fees.

Because the market for PFRNs is relatively new and still developing, the Fund’s ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PFRN or at any particular time, and so the Fund may not be able to close a position in a PRNN when it is advantageous to do so.

Ratings of Tax-Exempt Obligations. The Fund will invest primarily in Tax-Exempt Obligations that are not rated by a Nationally Recognized Statistical Rating Organization, but that the Investment Adviser determines are of equivalent quality to investments rated no less than investment grade ((“Baa3”) by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC (“S&P”)). The Fund is not restricted in the amount of not rated Tax-Exempt Obligations in which it can invest, and no more than 50% of its investments can be invested in rated Tax-Exempt Obligations. The Fund may also invest in Tax-Exempt Obligations that are rated below investment grade by a Nationally Recognized Statistical Rating Organization, or that are determined to have equivalent quality as determined by the Investment Adviser. Less than 35% of the Fund’s total assets will be invested in Tax-Exempt Obligations that are rated lower than investment grade (“Baa3” by Moody’s or “BBB-” by S&P), or that are determined to have equivalent below investment grade quality by the Investment Adviser at the time of purchase. The Tax-Exempt Obligations that are below investment grade may also include securities rated “Ba1” and “BB+” or below, which are sometimes referred to as “junk bonds.” Some of the securities in which the Fund invests may have credit and liquidity support features, including guarantees and letters of credit. Obligations which are not rated generally offer higher yields than Tax-Exempt Obligations with equivalent quality that are rated, but also are generally subject to higher risk.

Subsequent to its purchase by the Fund, an issue of rated Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the requirements set forth above (or, if not rated, the Investment Adviser determines that a Tax-exempt Obligation is no longer of equivalent quality). None of these events will require the sale of such Tax-Exempt Obligations by the Fund, but the Investment Adviser will consider such event in determining whether the Fund should continue to hold the Tax-Exempt Obligations. To the extent that the ratings given by a Nationally Recognized Statistical Rating Organization for Tax-Exempt Obligations may change as a result of changes in such organizations or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Tax-Exempt Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of some of the portfolio investments of the Fund, the Investment Adviser will evaluate these securities and the creditworthiness of the issuers of such securities.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement, the Fund buys a security for a relatively short period (generally not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. The Fund has adopted procedures requiring the Board to evaluate the creditworthiness of the parties with whom the Funds enter into repurchase agreements. In making these determinations, the Board will rely on information provided by the Investment Adviser.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in, or be prevented from, liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period, as well as, the expense of enforcing its rights.

Restricted Securities. The Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Board determines, based upon a continuing review of the trading markets for specific Section 4(a)(2) or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid securities. The liquidity of restricted securities is determined by the Investment Adviser, subject to the oversight of the Board, as described above under “—Illiquid Securities.” This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Reverse Repurchase Agreements, “Roll” Transactions and Other Borrowings. The Fund may enter into reverse repurchase agreements or “roll” transactions. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price in the future. A “roll” transaction involves the sale of securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the risk of price and yield fluctuations during the time of the commitment. The Fund may segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks). Reverse repurchase agreements and “roll” transactions are considered to be borrowings by the Fund, and involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the price of the securities sold by the Fund which it is obligated to purchase. The Fund will not enter into reverse repurchase agreements, “roll” transactions or other borrowings exceeding in the aggregate 10% of the value of the Fund’s total assets. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their purchase. To minimize various risks associated with reverse repurchase agreements, the Fund may establish a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of the Fund’s total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, the Investment Adviser will monitor the creditworthiness of the banks or savings and loan associations involved.

Short-Term Trading. The Fund may engage in short-term trading consistent with its investment objective and with the goal of the Investment Adviser to keep the Fund’s portfolio turnover rate at or below 20% per year. Securities with a maturity date of one year or less at the time of acquisition are excluded from the portfolio turnover rate calculation. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a Tax-Exempt Obligation may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two Tax-Exempt Obligations. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of Tax-Exempt Obligations. In general, purchases and sales also may be made to restructure the portfolio in terms of average maturity, quality, coupon yield or diversification for various purposes that are consistent with the Fund’s investment objective, or for temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.

Structured or Hybrid Notes. The Fund may invest in “structured” or “hybrid” notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund’s loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Temporary Investments. As described in the Prospectus and this Statement of Additional Information, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. These temporary positions may include engaging in short-term trading or shortening or lengthening the maturity of the investments of the Fund. For example, as a result of the Fund’s belief in 2005-2008 that long-term yields were not sufficiently higher than short-term yields to justify making extremely long-term investments, the Fund had a higher concentration in short-term Tax-Exempt Obligations (many of which were rated rather than not rated) such as variable rate demand obligations that have a demand feature allowing the Fund to tender the obligation often on very short notice (seven days) as more fully described in the Prospectus under “What are Tax-Exempt Obligations?”

The Fund may, on a temporary basis, invest up to 50% of the value of its net assets in Tax-Exempt Obligations, the interest on which is exempt from regular federal income tax, but not Colorado personal income tax. Such Tax-Exempt Obligations would include those which are set forth under “What are Tax-Exempt Obligations?” section of the Prospectus and which would otherwise meet the Fund’s objectives. This may be done if, in the judgment of the Investment Adviser (through the portfolio manager), sufficient Colorado Tax-Exempt Obligations are not available for purchase, for temporary defensive purposes or to meet the cash needs of the Fund.

The Fund also may invest up to 20% of the value of its net assets in fixed-income securities, the interest on which is subject to federal, state and local income tax. This may be done (a) pending the investment or reinvestment in Tax-Exempt Obligations, (b) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (c) where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. For purposes of this paragraph, the term “fixed-income securities” shall include only securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, and certificates of deposit of domestic banks which have capital, surplus and undivided profits of over $1 billion and which are members of the Federal Deposit Insurance Corporation. The Fund may also invest in other taxable securities if, and only if, such investment is necessary to preserve the Fund’s lien in a foreclosure or other similar proceeding. In addition to short-term investing in fixed-income securities, it is a fundamental policy of the Fund that it may invest up to 10% of the value of its net assets in the shares of registered investment companies which qualify as money market funds, the distributions from which are exempt from federal income taxation.

In connection with a potential default in the payment on portfolio securities held by the Fund, the Fund may also invest in other taxable securities if, and only if, such investment is necessary to preserve the Fund’s lien in a foreclosure or other similar proceeding.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a tax-exempt bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the tax-exempt bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying tax-exempt bond, of any custodian and of the third-party provider of the tender option. In certain instances, and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying tax-exempt bond and for other reasons.

The Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying tax-exempt bond and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Tobacco Related Bonds. The Fund may invest in two types of tobacco related bonds, including tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the Master Settlement Agreement (“MSA”) and tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state’s appropriation pledge.

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA, a litigation settlement agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions and the four largest U.S. tobacco manufacturers at that time (additional smaller manufacturers have subsequently signed onto the MSA). The MSA provides for annual payments by the manufacturers to the states and other jurisdictions in perpetuity, with a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment. A number of states have securitized the future flow of those payments by selling bonds, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flows from the tobacco manufacturers. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments. The amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation, and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the value of any such securities held by the Fund. The MSA and tobacco manufacturers have been and continue to be subject to various legal claims and an adverse outcome could affect the payment streams associated with the MSA or cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco bonds that are subject to a state’s appropriation pledge may also be invested in by the Fund. These tobacco bonds rely on both the revenue source from the MSA and a state appropriation pledge. These tobacco bonds are, similar to various other municipal bonds, subject to state appropriation. While the laws of different states may vary, generally bonds that are subject to appropriation are typically payable from a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and also from the general funds of the issuer. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds, which is often made annually. Although tobacco bonds that are subject to a state’s appropriation pledge offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.

What Are The Fund’s Investment Limitations?

Under the Fund’s fundamental policies, which cannot be changed unless either: (1) a majority of outstanding voting securities vote in favor of the proposal, or (2) at a shareholder meeting in which at least half of the outstanding voting securities are represented, two-thirds of the outstanding voting securities at that meeting vote in favor of the proposal, the Fund may not:

(a)	issue senior securities;

(b)

invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days or in illiquid assets;

(c)

invest less than 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in Tax-Exempt Obligations the interest on which is exempt from regular federal income taxes and from Colorado personal income tax and which is not subject to the alternative minimum tax (the limitation on alternative minimum tax was adopted by the Fund effective April 9, 2004);

(d)	borrow money, except from banks for temporary purposes and in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made;

(e)

mortgage or pledge any of its assets, except to secure permitted borrowings noted above, and subject to the limitations applicable to any such mortgage or pledge pursuant to the 1940 Act (currently no more than one-third of the Fund’s assets);

(f)

invest 25% or more of its total assets at market value in issuers of any one industry (determined by reference to the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, published by the Securities and Exchange Commission), provided that, with respect to Tax-Exempt Obligations issued by the State of Colorado, its political subdivisions, municipalities and public authorities, the identity of the issuer shall be determined with reference to the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder;

(g)

as to 75% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market value would be invested in the securities of any issuer;

(h)	acquire securities in other investment companies, if the total amount so invested would have an aggregate value in excess of 10% of the value of the total assets of the Fund;

(i)

acquire more than 3% of the total outstanding voting stock of any one investment company, or acquire securities in any one investment company which securities have an aggregate value in excess of 5% of the value of the total assets of the Fund;

(j)

purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

(k)

purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

(l)	write or purchase put, call, straddle or spread options, purchase securities on margin or sell “short,” or underwrite the securities of other issuers;

(m)	purchase or sell commodities or commodity contracts, including commodity futures contracts; or

(n)	make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans.

Under the Investment Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction or require the Fund to sell securities. However, with respect to clause (b) above, if illiquid assets of the Fund exceed the amount then permitted under the 1940 Act as described below, the Fund must take steps to reduce the amount of those illiquid assets. Similarly, with respect to borrowings by the Fund referenced in clause (d) above and any assets pledged to support those borrowings referenced in clause (e) above, if those amounts exceed the amounts permitted by the 1940 Act as described below as a result of changes in values or assets, the Fund must take steps to reduce such borrowings or pledges at least to the extent of such excess.

Additional Information about the Fund’s Fundamental Investment Policies

The information below is not part of the Fund’s fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance provided by the SEC or by the staff of the SEC with respect to the particular fundamental policies of the Fund. Information is also provided regarding the current intention of the Fund with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy in clause (a) above, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, “roll” transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

With respect to the Fund’s fundamental policy set forth in clause (b) above, under the 1940 Act, investment companies such as the Fund may not invest more than 15% of the value of its total assets in the aggregate in the specified illiquid securities.

For purposes of the fundamental policy in clause (c) above, under normal market conditions, as required by Rule 35d-1 under the 1940 Act, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Tax-Exempt Obligations.

The 1940 Act and the rules and regulations currently provide that for purposes of the fundamental policy in clause (d) above, the Fund may not borrow money in an amount in excess of 33-1/3% of the value of the Fund’s total assets (including the amount borrowed). Reverse repurchase agreements or “roll” transactions are considered borrowings by the Fund and require asset coverage of at least 300% as defined in the 1940 Act and will be subject to the same 10% limitations as set forth in clause (d) above.

For purposes of the Fund’s fundamental policy in clauses (e) and (n) above, pursuant to the 1940 Act, the Fund may not pledge, mortgage or loan more than 33-1/3% of its total assets (excluding the purchase of debt obligations). The Fund’s portfolio securities are mostly Tax-Exempt Obligations that include limited voting rights that would generally arise only in an event of default with respect to the transaction documents relating to such portfolio securities or any proposed restructuring or material change that would require bondholder consent. Generally any pledge, mortgage or loan of the Fund’s portfolio securities would provide that the Fund maintain such voting rights except in the event of a default by the Fund, in which case the lender or other party may obtain the voting rights to the securities. However, these voting rights are negotiated on a transaction-by-transaction basis, and there is no assurance that the Fund would always maintain these limited voting rights in the event of a pledge, mortgage or loan of the Fund’s portfolio securities.

For purposes of the Fund’s fundamental policy in clause (g) above, the Fund is a “diversified” management investment company under the 1940 Act. This means that with respect to 75% of its total assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. government securities and securities of other investment companies; and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund’s total assets. Since Tax-Exempt Obligations ordinarily purchased by the Fund are not voting securities (notwithstanding the 75% limitation described above), there is generally no limit on the percentage of a single issuer’s obligations which the Fund may own, so long as it does not invest more than 5% of its total assets in the securities of that issuer. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. In determining the issuer of a security, each state and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

With respect to fundamental policy in clause (j) above, it is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

For purposes of the Fund’s fundamental policy in clause (l) above, the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

Portfolio Turnover

The frequency of portfolio transactions — the Fund’s portfolio turnover rate — will vary from year to year depending on market conditions. The Investment Adviser’s goal is that the Fund will not have a portfolio turnover rate in excess of 20% per year, in accordance with the investment objectives of the Fund. However, there can be no assurances that the Fund will be able to consistently meet this objective. In the 2023 fiscal year, the Fund maintained a portfolio turnover rate of 6.23% compared to a turnover rate in the 2022 fiscal year of 9.94%. The turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average value of portfolio securities owned during the period. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. The portfolio turnover rate decreased in 2023 on a year-over-year basis due to several factors. First, the numerator of the calculation declined by 77.2% as a result of fewer bond purchases in 2023 versus the prior year. In addition, there were fewer bond calls/maturities (noted as “sales”) and, finally, the denominator decreased largely due to a decline in market value caused by the Federal Reserve rate increases.

How Is The Fund Managed?

The Fund is a Massachusetts business trust. The board of trustees of the Fund (the “Board”) oversees the operations of the Fund, and is responsible for the overall management and supervision of the Fund’s affairs in accordance with the laws of the State of Massachusetts, and directs the officers of the Fund to perform or to cause to be performed the daily functions of the Fund. The Board supervises the activities of the Fund, reviews the Fund’s service contracts and hires the companies that run the day-to-day operations of the Fund, such as the administrator, custodian, investment adviser, transfer agent and underwriter.

Pursuant to the terms of an agreement between the Fund and Freedom Funds Management Company, the investment adviser to the Fund (“Investment Adviser”), the Investment Adviser will manage investment of the Fund’s assets and administer its business and other affairs. See “Who Gives Investment Advice To The Fund?” and “Advisory Agreement And Expenses.”

Board’s Oversight Role in Management; Code of Ethics

The Board’s role in the management of the Fund is oversight. As is the case with many investment companies, service providers to the Fund, primarily the investment adviser has responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk compliance risk and operation risk). As part of its oversight, the Board, acting at its scheduled meetings, or the individual trustees, acting independently between Board meetings, regularly interact with and receive reports from the Portfolio Manager of the Fund, as well as other compliance personnel of the Investment Adviser. The Fund’s Board meets during its scheduled meetings, and between meetings the Board is in contact with the Fund’s independent registered public accounting firm. The Board also receives periodic presentations from senior personnel of the Investment Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund and the Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

The Fund, the Investment Adviser and the Fund’s principal underwriter, Colorado Financial Service Corporation (“Colorado Financial Service Corporation” or the “Underwriter”) all adopted codes of ethics under Rule 17j-1 promulgated under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Officers and Trustees of the Fund

The Board is presently composed of three trustees. Of the three members, two are not “interested persons” as that term is defined in the 1940 Act. The Board does not have a single lead independent trustee; instead all trustees of the Fund seek consensus and at times serve in a leadership role as various matters under consideration align with their specific areas of interest or expertise. In addition to having broad experience, all of the trustees are themselves owners of shares in the Fund and consequently are shareholder advocates. Except for matters that require the approval of the trustees that are not “interested persons,” the entire Board acts on all matters that come before them, and the Board has no standing committees.

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed.

George N. Donnelly is an “interested person” of the Fund as defined in the 1940 Act solely by virtue of his position as both an officer and a trustee of the Fund as described in the table below. None of the trustees nor the officers of the Fund has any position with the Investment Adviser, the Underwriter, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Non-Interested Trustees

NAME, ADDRESS AND AGE	POSITIONS HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Bruce G. Ely 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 71	Trustee	Trustee since July 2002	Mr. Ely was a Regional Director in Colorado for Cutwater Asset Management, a wholly-owned subsidiary of MBIA, Inc. until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 78	Trustee	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past 30 years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustee

NAME, ADDRESS AND AGE	POSITIONS HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY DIRECTOR

George N. Donnelly 1200 17th Street, Ste. 850 Denver, CO 80202 Age: 75	Chairman of the Board, Interim President, Secretary and Treasurer	Trustee since inception of the Fund in 1987, Interim President, Secretary and Treasurer since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

In determining whether an individual is qualified to serve as a trustee of the Fund, the Board considers a wide variety of information about the trustee, and multiple factors contribute to the Board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for management of the Fund and ultimately for the Fund’s shareholders. In addition to the information about each trustee described above, some of the specific roles and experience of each board member that factor into this determination are presented below.

George N. Donnelly – Mr. Donnelly has been with the Fund since its inception in 1987 and was one of the original architects of the Fund. Mr. Donnelly also has had a distinguished career in the investment banking and insurance industries which equips him with the tools he needs to properly guide the Fund into the future with the benefit of lessons learned in the past. Mr. Donnelly has also provided leadership in the area of management succession planning and adequacy of insurance coverage.

Bruce G. Ely – Mr. Ely has served on the Board since July 2002 and has demonstrated the highest caliber moral and ethical behavior. He has worked in various aspects of the fixed income industry for over 25 years. His past employment with Cutwater Asset Management gives him keen insight into the intricacies of the municipal bond industry and he is an indispensable resource to management of the Fund. Mr. Ely has provided leadership with regard to credit quality considerations.

James R. Madden – Mr. Madden has served on the Board since his appointment on September 30, 2004. As a former decorated officer and pilot of the United States Air Force during the Vietnam era he has conducted himself with outstanding high moral character even under extremely difficult circumstances. Mr. Madden is also a successful businessman having owned and operated businesses in several different fields and has served on other boards including banks. This practical experience brings invaluable insight into the operation of the Fund where many of the same principles apply. Mr. Madden has taken a leadership liaison role with regard to contact with the Fund’s independent registered public accounting firm.

Share Ownership

The following tables set forth the dollar range of shares of the Fund beneficially owned by each of the trustees of the Fund as of December 31, 2023:

Non-Interested Trustees

NAME	DOLLAR RANGE OF SHARES IN THE FUND

Bruce G. Ely	Over $	100,000

James R. Madden	Over $	100,000

Interested Trustee

NAME	DOLLAR RANGE OF SHARES IN THE FUND

George N. Donnelly	None

As of December 31, 2023, the officers and trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund, and none of the officers or trustees of the Fund or members of their immediate family had any ownership interest, beneficial or of record, in the Investment Adviser, the Underwriter or any person (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or the Underwriter.

Compensation

The Board met two times during the fiscal year ended September 30, 2023. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Non-Interested Trustees

NAME OF PERSON, POSITION(S) WITH THE FUND	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM FUND PAID TO SUCH PERSON

Bruce G. Ely (Trustee)	$2,000	N/A	$2,000

James R. Madden (Trustee)	$2,000	N/A	$2,000

Interested Trustees

NAME OF PERSON, POSITION(S) WITH THE FUND	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM FUND PAID TO SUCH PERSON

George N. Donnelly (Trustee, Interim President, Secretary and Treasurer)	$1,000	N/A	$1,000

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2023. The officers and trustees of the Fund, as a group, received $5,000 in compensation from the Fund for services to the Fund during the 2023 fiscal year.

Shareholder Meetings

The Fund is not required to hold annual shareholder meetings. However, special meetings may be called by the Board or upon the written request of shareholders owning at least one-tenth of the shares entitled to vote, for such purposes as electing or removing trustees, changing fundamental investment policies, or approving a new or amended advisory or management contract or plan of distribution. Each shareholder receives one vote for each share held. The Board has the power to create additional series of Fund shares.

Proxy Voting

The Fund invests exclusively in non-voting securities and therefore is not required to include information regarding proxy voting policies and procedures.

Control Persons and Principal Holders

No person of record owns and no person is known by the Fund to beneficially own 25% or more of the Fund’s shares, and no person is known by the Fund to otherwise control the Fund.

To the knowledge of the Fund, the following table sets forth the names and addresses of the principal holders (5% or more) of the outstanding shares of the Fund, including the record owners and the beneficial owners known to the Fund and the percentage of the outstanding shares held by such holders. Unless otherwise indicated below, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. The information in the table below is as of January 10, 2024.

NAME AND ADDRESS OF HOLDER	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP (RECORD OR BENEFICIAL)

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399	15.67%	Record

Stifel Nicolaus & Co Inc. 501 N Broadway St Louis MO 63102	9.69%	Record

LPL Financial 1055 LPL Way Fort Mill SC 29715	7.59%	Record

Who Gives Investment Advice To The Fund?

The Investment Adviser to the Fund is a Delaware corporation formed on November 7, 1986 and wholly owned by Carbon County Holding Company, a Colorado corporation (“Carbon County”). Carbon County is a single bank holding company which owns 100% of Rawlins National Bank. The Investment Adviser is located at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.

Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser and the Fund’s portfolio manager, owns approximately 66% of the issued and outstanding capital stock of Carbon County.

The Investment Adviser has registered with the Securities and Exchange Commission as an Investment Adviser under the 1940 Act.

Advisory Agreement and Expenses

Under the advisory agreement approved by the Board and by a majority of the shareholders (the “Advisory Agreement”), by and between the Fund and the Investment Adviser, subject to the control of the Board, the Investment Adviser manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. The Investment Adviser will attempt to meet the Fund’s investment objectives by providing portfolio management and credit analysis services pursuant to the Prospectus and the Advisory Agreement. There is no assurance that the Investment Adviser can meet the Fund’s investment objectives.

In addition, the Investment Adviser administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities.

The Investment Adviser pays all of the compensation of trustees of the Fund who are employees of the Investment Adviser and of the officers and employees of the Fund. The Fund pays all of the compensation of trustees who are not employees of the Investment Adviser. The Advisory Agreement also provides that the Investment Adviser will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Advisory Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

In exchange for its services, the Investment Adviser is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.50% of the average daily net assets on an annual basis.

The Fund is responsible for paying all its expenses other than those assumed by the Investment Adviser, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of appraisers, transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expense of trustees of the Fund not employed by the Investment Adviser or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The table below sets forth the advisory fees earned, and the advisory fees actually paid by the Fund during the last three fiscal years of the Fund:

	ADVISORY FEES EARNED	ADVISORY FEES PAID
2021	$8,145,630	$8,145,630
2022	$8,824,670	$8,824,670
2023	$8,489,161	$8,489,161

The Advisory Agreement will continue in effect from year to year if such continuance is approved in the manner required by the 1940 Act (i.e., (1) by a vote of a majority of the Board or of the outstanding voting securities of the Fund and (2) by a vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party), and if the Investment Adviser shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Advisory Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to the Investment Adviser and will terminate automatically in the event of its assignment.

Each year, the Board, including a majority of trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, is required to determine whether to continue the Advisory Agreement with the Investment Adviser. The 1940 Act requires that the Board request and evaluate, and that the Investment Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

At a meeting held on October 5, 2023, the Board, including a majority of the trustees that are not “interested persons” of the Fund, determined that the continuation of the Advisory Agreement was in the best interest of each of the Fund and its shareholders, and approved the continuation of the Advisory Agreement. The approval was discussed in the Fund’s 2023 annual report on Form N-CSR filed with the Securities and Exchange Commission on December 5, 2023.

The Investment Adviser also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”). The Investment Adviser’s duties under the Service Agreement include processing, purchases and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay the Investment Adviser at a rate intended to represent the Investment Adviser’s cost of providing such services. This fee would be in addition to the investment advisory fee payable to the Investment Adviser under the Advisory Agreement.

Additional Information About the Portfolio Manager

The Fund’s portfolio manager is Fred R. Kelly Jr., President, Secretary and Treasurer of the Investment Adviser. The portfolio manager does not manage any accounts other than the Fund. The following includes additional information about the portfolio manager’s compensation and ownership of shares of the Fund.

Compensation. The following is an explanation of the structure of, and method used to determine, portfolio manager compensation as of the end of the Fund’s most recently completed fiscal year. Mr. Kelly is compensated by a fixed salary, yearly bonus (not based on Fund performance or the value of assets held in the Fund’s portfolio) and commissions on certain sales of shares of the Fund relating to accounts on which the Underwriter is the broker-dealer. All compensation is paid in cash. Salary and bonus is paid by the Investment Adviser, while commissions are paid by the Underwriter. Mr. Kelly also receives indirect compensation in the form of dividends as a result of his ownership of approximately 66% of the capital stock of Carbon County, the parent of the Investment Adviser.

Share Ownership. The following table sets forth the dollar range of shares of the Fund beneficially owned by the portfolio manager of the Fund as of September 30, 2023:

NAME	DOLLAR RANGE OF SHARES IN THE FUND

Fred R. Kelly, Jr.	Over $1,000,000

Allocation of Portfolio Transactions and Other Practices

The Investment Adviser will be authorized to allocate the Fund’s securities transactions to the Underwriter, the principal underwriter and the distributor of the Fund’s shares and to other broker-dealers who help distribute the Fund’s shares. The Investment Adviser will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers. This allocation method is consistent with the Rules of the Financial Industry Regulatory Authority and is further subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

In connection with its duties to arrange for the purchase and sale of portfolio securities, the Investment Adviser will select such broker-dealers who will, in the Investment Adviser’s judgment, implement the Fund’s policy to achieve best execution, i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Investment Adviser will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Investment Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and ask prices.

When allocating transactions to dealers, the Investment Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Investment Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Investment Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion.

If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Investment Adviser is authorized in making such allocation, to consider, (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund or the shares of any other investment company or companies having the Investment Adviser as its investment adviser or having the same sub-manager, administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund and/or other accounts of the Investment Adviser and that such research received by such other accounts may or may not be useful to the Fund.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Underwriter, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 under such Act. These conditions relate among other things, to the terms of an issue of municipal securities purchased by the Fund, the reasonableness of the dealer spread, the amount of municipal securities which may be purchased from any one issuer, and the amount of the Fund’s assets which may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund’s Board, including a majority of the Fund’s Board who are not interested persons of the Fund as defined by the 1940 Act.

The Board will review quarterly the Investment Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

The Fund paid no brokerage commissions during the last three fiscal years. All portfolio securities acquired or sold by the Fund during those three fiscal years were principal transactions at net prices.

Shareholder Service Agent

The Investment Adviser also serves as the Fund’s shareholder service agent (“Service Agent”) and has registered with the Securities and Exchange Commission as a transfer agent. As Service Agent, the Investment Adviser performs only those services described in the Service Agreement.

Custodian And Independent Registered Public Accounting Firm

United Missouri Bank (UMB), N.A., is the portfolio securities custodian (the “Custodian”) for the Fund. Their address is 1010 Grand Boulevard, Kansas City, Missouri 64106. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Plante & Moran, PLLC is the independent registered public accounting firm of the Fund and audited the Fund’s financial statements for the fiscal year ended September 30, 2023 and is expected to audit the Fund’s financial statements for the fiscal year ending September 30, 2024. Their address is 8181 E. Tufts Avenue, Suite 600, Denver, CO 80237.

What Kind Of Shares Does The Fund Offer?

The Fund has one class of shares, an unlimited number of which may be issued by the Fund, and the Board has the power to create additional series of Fund shares.

The Fund declares dividends of net investment income daily. Dividends are paid to shareholders on the fifteenth day of each month. If the fifteenth day of a month falls on a weekend, holiday or other day on which the New York Stock Exchange (“NYSE”) is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation.

Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.

Unless you elect otherwise, your dividends and gain distributions, if any, will be made in additional shares of the Fund at net asset value. If you desire to elect a different option, you may choose to receive dividends in cash and any gain distributions in shares or receive both dividends and any gain distributions in cash by notifying the Investment Adviser in writing or by telephone in advance of the date on which the dividends are payable.

The Fund will generally distribute sufficient net income to avoid the application of the 4% excise tax imposed pursuant to the Code.

Each share represents an equal proportionate beneficial interest in the Fund. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Voting rights are not cumulative.

When issued and outstanding, the shares are fully paid and non-assessable by the Fund. Shares are fully redeemable as described under the “How Can I ‘Sell’ My Shares?” portion of the Prospectus. Shares of the Fund have no preemptive or conversion rights, and are freely transferable. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

Purchase Of Shares

Shares of the Fund are being continuously offered through securities dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have a dealer agreement with the Underwriter, Colorado Financial Service Corporation. Broker-dealers may be classified as statutory underwriters under Section 2(11) of the Securities Act of 1933, as amended. Purchase orders for shares of the Fund may be submitted directly to the Fund, or to your broker (if your broker has a dealer agreement with the Underwriter), who will submit them to the Fund’s transfer agent, for purposes of processing purchases and redemptions of shares of the Fund. Brokers cannot accept purchase orders on behalf of the Fund but are contractually obligated in their agreement with the Underwriter to promptly transmit purchase orders received by them to the transfer agent. Note that dealers may have their own rules about share transactions and may have earlier cut-off times or different restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. For more information about how to purchase through your intermediary, contact your broker directly.

Shares of the Fund are purchased at the offering price based on the net asset value next determined after receipt by the Fund or the transfer agent of the purchase order that contains all information and legal documentation necessary to process the transaction and the purchase price (which includes any applicable sales charges). Any purchase order received by the Fund or the Fund’s transfer agent before 2:00 p.m. Mountain Standard Time will receive that day’s share price, which is the net asset value at the close of business of the NYSE that day. Orders received after 2:00 p.m. will be priced based on the net asset value at the close of business of the NYSE the next day that the NYSE is open. The Fund is open for business each day on which the NYSE is open.

Shares of the Fund are only offered and sold in certain states. The Prospectus is not an offer to sell securities and is not soliciting an offer to buy shares of the Fund in any state where the offer or sale is not permitted. You can contact your broker or the Fund (at the address below) to find the current list of states in which we offer or sell shares of the Fund. Additional information is also included on the account application form.

If you are in a state that we are permitted to sell shares of the Fund, you can open an account for $500 or more by delivering a check made payable to “Colorado BondShares—A Tax-Exempt Fund,” and a completed account application form provided to you by the Fund upon request, either to your broker or to the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The Fund’s telephone numbers, including toll-free numbers, are set forth on the cover of this Statement of Additional Information.

You may be charged a fee by your broker or other financial institutional if you use a broker or that financial institutional to buy or redeem shares of the Fund. For example, if you participate in a “wrap account” or similar program under which you pay advisory or management fees to a broker-dealer or other financial institution for managing your account, you must set up a separate brokerage account without these fees in order to invest in the Fund through that broker or financial institution.

You may make additional purchases at any time by delivering a check either to your broker or to the Fund at the address stated above. There is no minimum purchase amount required for these subsequent investments.

Instructions for redemptions and other transactions in accounts and requests for information about an account should go to the above stated address.

Any share purchases will be made through the Fund from the investment dealer designated by you. You may change your dealer at any time upon written notice to the Fund or the transfer agent, provided that the new dealer has a dealer agreement with the Underwriter.

Federal anti-money laundering laws and regulations require the Fund to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address, social security or other taxpayer identification number, date of birth and phone number of all owners of the account. A post office box cannot be used as the physical address on the account. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. The information gathered also will be verified when you change the principal physical address on your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account. The personal information gathered about you will be protected in accordance with the Fund’s privacy policy described in the section of the Prospectus of the Fund entitled “Privacy Policy Of The Fund.”

What Reductions In Sales Charges Are Provided And To Whom?

The Fund provides volume discounts, rights of accumulation, a letter of intent, a net asset value transfer privilege and reductions in sales charges to certain persons, all as specified in the Prospectus. The section of the Prospectus entitled “How Are Sales Charges Determined?” (including the subsection entitled “Reductions in Sales Charges”) is incorporated by reference into this Statement of Additional Information.

Reasons For Differences In Public Offering Price

As described in the Prospectus, there are a number of instances in which the Fund’s shares are sold or issued on a basis other than the maximum public offering price (net asset value plus the highest sales charge). Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a letter of intent or right of accumulation. See the “What Do Shares Cost?” section of the Prospectus which is incorporated by reference into this Statement of Additional Information. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, and (ii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain single persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

Sales charges are eliminated for certain individuals and groups because (i) the reduced or eliminated selling expenses associated with those individuals and groups; (ii) encouragement of an investment by certain individuals and groups consistent with the aims and policies of the Fund; and (iii) the necessity to meet competition as to sales of shares of other funds.

Distribution Of Shares

Colorado Financial Service Corporation is also the general distributor of the shares of the Fund pursuant to a distribution agreement approved by the Board as of April 15, 2016 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Underwriter is obligated to use its best efforts to solicit orders for the sale of Shares which are being offered in a continuous offering. The Distribution Agreement will continue until April 15, 2024, and thereafter will continue automatically for successful annual periods ending on April 15 of each year, provided such continuance is specifically approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the trustees on the Board who are not interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Fund, or by Colorado Financial Service Corporation. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act. Colorado Financial Service Corporation is located at 188 Inverness Drive West, Suite 100, Centennial, CO 80112.

The Underwriter, as general distributor of the Fund’s shares, allows concessions to all dealers, up to 4.35% on purchases to which the 4.75% sales charge applies. The Underwriter receives the balance of such sales charges (0.40%) paid by investors. In its sole discretion, the Underwriter may give up all or part of such 0.40% sales charge to dealers; however, this practice may be discontinued at any time. The first table below sets forth the underwriting commissions and brokerage commissions paid by investors in the last three fiscal years, and the total sales charges paid by investors (which is equal to the sum of the underwriting commissions and brokerage commissions). The second table below sets forth the corresponding amounts retained by the Underwriter for the corresponding annual periods. The portfolio manager received brokerage commissions of $374,629 for 2023 purchases of Fund shares and $400,000 for 2022 purchases of Fund shares.

PAID BY INVESTORS:
Fiscal Year Ended September 30,	Underwriting Commissions (Net Underwriting Discounts and Commissions)	Brokerage Commissions	Total Sales Charges

2023	$335,706	$1,758,081	$2,093,787
2022	$653,588	$3,311,689	$3,965,277
2021	$894,180	$4,878,376	$5,772,556

RETAINED BY Underwriter:
Fiscal Year Ended September 30,	Underwriting Commissions (Net Underwriting Discounts and Commissions)	Brokerage Commissions	Total Sales Charges

2023	$335,706	$134,175	$469,881
2022	$653,588	$120,236	$773,824
2021	$894,180	$197,413	$1,091,593

Redemption Of Shares

The procedures for redemption of shares of the Fund under ordinary circumstances are set forth in the Prospectus.

In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven calendar days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency or such other periods as ordered by the Securities and Exchange Commission.

Payment may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

How Is Net Asset Value Per Share Determined?

The public offering price of its shares is the next determined net asset value of the shares plus a sales charge. The net asset value per share of the Fund is determined as of the close of business of the NYSE for each day the Exchange is open. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities (net assets), by the number of shares outstanding. The value of total assets is primarily the sum of the market values of the bonds, other investments and cash in the portfolio.

The values of most of the Fund’s portfolio securities are determined at their market price using prices provided on a daily basis by a national independent pricing service, which pricing service is approved by the Board. However, the determination of market values for municipal bonds, particularly not rated municipal bonds, can be a very subjective process due to the infrequency at which individual bonds actually trade and the limited amount of information that is available with respect to many municipal issuers. Therefore, in cases where a market price is not available from the pricing service, or where the Investment Adviser, based on policies and procedures adopted by the Board and subject to the Board’s supervision, determines that the “market price” so determined is not reflective of the true “fair value” or realizable value of these securities, the portfolio securities are valued at “fair value” as determined in good faith by the Investment Adviser in accordance with the policies and procedures adopted by the Board and subject to the supervision of the Board. In either event, municipal bonds and other securities are valued by taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, quotes from municipal bond dealers, market transactions and other relevant information. The Fund records amortization of premiums and accretion of original discounts on zero coupon bonds, using the effective yield method, in accordance with federal income tax law and U.S. generally accepted accounting principles (GAAP). Short-term holdings are valued at current market quotations or amortized cost, whichever the Investment Adviser believes best approximates “fair value.” In these cases, net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Investment Adviser (subject to the policies and procedures established by the Board) instead of being determined by the market. Using a “fair value” pricing methodology to price the portfolio securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the valuation of a portfolio security as described above will be accurate, nor that the valuation will not differ from the amount that the Fund realizes upon the sale of such security.

Calculation Of Performance Data

The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield, total return and average annual total return (before and after taxes and taxes on redemption) figures. These performance figures are calculated in the following manner.

Yield

Yield reflects the income per share deemed earned by the Fund’s portfolio investments. Yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

Yield = 2[(a-b/cd + 1)6 – 1]

Where:	a = interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

To calculate interest earned (for the purpose of “a” above) the Fund will:

(a) compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation at the close of business on the last business day of each month, or with respect to obligations purchased during the month, the purchase price; and

(b) divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio.

The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

In the case of an obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of an obligation with original issue discount, if the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of an obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

Tax Equivalent Yield

Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund’s yield (as calculated above) by one minus a stated income tax rate and adding the quotient to the portion (if any) of the Fund’s yield that is not tax-exempt.

Total Return

Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund’s performance over a stated period of time and is computed as follows:

ERV - P = Total Return

Where:	ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

P = a hypothetical initial payment of $1,000.

Average Annual Total Return

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1 + T)n = ERV

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years in the base period.

ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

All performance figures are based on historical results and are not intended to indicate future performance.

Average Annual Total Return (After Taxes on Distributions)

Average annual total return reflects the hypothetical annually compounded return (after taxes on distributions) that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1 + T)n = ATVD

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions).
n = number of years in the base period.

ATVD =  ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions, after taxes on distributions but not after taxes on redemption.

All performance figures are based on historical results and are not intended to indicate future performance.

Average Annual Total Return (After Taxes on Distributions and Redemption)

Average annual total return reflects the hypothetical annually compounded return (after taxes on distributions and redemption) that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period, and is computed according to the following formula:

P(1 + T)n = ATVDR

Where:	P = a hypothetical initial payment of $1,000.
T = average annual total return (after taxes on distributions and redemption).
n = number of years in the base period.

ATVDR = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions, after taxes on distributions and redemption.

All performance figures are based on historical results and are not intended to indicate future performance.

Taxable Versus Tax-Exempt Yields Colorado Residents

The following table shows the rate of return an individual investor would need to receive from a taxable investment to equal various possible rates of return from the Fund. There can be no assurance that the Fund will achieve any particular tax-exempt yield.

COLORADO BONDSHARES YIELD	EQUIVALENT TAXABLE YIELD*
8.00%	13.32%
7.75%	12.91%
7.50%	12.48%
7.25%	12.07%
7.00%	11.65%
6.75%	11.23%
6.50%	10.82%
6.25%	10.40%
6.00%	9.99%
5.75%	9.57%
5.50%	9.15%
5.25%	8.74%
5.00%	8.32%
4.75%	7.91%
4.50%	7.49%
4.25%	7.07%
4.00%	6.66%
3.75%	6.24%
3.50%	5.82%
3.25%	5.41%
3.00%	4.99%

*

The equivalent taxable yield is based on an assumed 37% marginal federal income tax rate and an assumed 4.63% marginal Colorado income tax rate. The actual effective rates may vary. In 2017, the Code was amended to reduce the maximum state tax deductibility to $10,000. Investors should consult their tax advisor regarding their individual situation regarding their equivalent taxable yield.

General Information

The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust filed on February 13, 1987, as amended and restated on November 30, 1994 (“Declaration of Trust”). The Fund is authorized to issue an unlimited number of shares of beneficial interest. Each share has one vote.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a trustee (but the omission of such a recitation shall not operate to bind any shareholder). The Declaration of Trust provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Board intends to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

As described under “How Is The Fund Managed?” in the Prospectus and Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove trustees.

Reports to Shareholders. The Fund’s fiscal year ends on September 30. The Fund distributes reports semi-annually to its shareholders. Financial statements regarding the Fund, audited by the Fund’s independent registered public accounting firm, are sent to shareholders annually.

Cost Basis Reporting to the IRS. Legislation passed by Congress in 2008 requires the Fund to report to the Internal Revenue Services (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Additional information on cost basis reporting is included in the prospectus under the “How Can I “Sell” My Shares?” section of the prospectus.

Taxation of the Fund. As described in the Prospectus under “What Is The Effect Of Income Tax On My Investment?” the Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Failure of the Fund to so qualify would require the Fund to pay federal income taxes.

Fund Prospectus. The Fund’s Prospectus will be furnished without charge upon request. Such requests should be made to the Fund at the mailing address or telephone numbers set forth below under “How To Contact the Fund” or by visiting the Fund’s website at https://www.coloradobondshares.com.

Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How To Contact the Fund. For general information about Colorado BondShares — A Tax-Exempt Fund, call or write the Fund at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202. The telephone number is (303) 572-6990, or, outside of Denver (800) 572-0069. You may call on Monday through Friday (except holidays) between the hours of 8:00 a.m. and 4:00 p.m. Mountain Standard Time and your calls will be answered by our service representatives. Inquiries, instructions for purchases, redemptions and other transactions in accounts and requests for information about an account should be directed to the above address. You may also contact the Fund at https://www.coloradobondshares.com.

Disclosure Of Portfolio Holdings

The Board has approved policies and procedures regarding disclosure of non-public information regarding the Fund’s portfolio holdings. The Fund and the Board reserve the right to amend these policies and procedures at any time and from time to time without prior notice at their sole discretion. Information about the Fund’s portfolio holdings is provided by the Fund quarterly (in the Fund’s N-PORT, semi-annual and annual reports), and the portfolio holdings of the Fund contained in these reports may be delivered to any person upon request and is available on the SEC’s website at www.sec.gov and is also available on the Fund’s website (in the applicable N-PORT, semi-annual or annual report available on the website) at https://www.coloradobondshares.com.

For non-public information about the Fund’s portfolio holdings, the policies and procedures adopted by the Board provide that the Investment Adviser may authorize disclosure of the Fund’s portfolio securities after considering whether the Fund has a legitimate business purpose for providing the information requested, the purpose of the request by the proposed recipient of the information, the procedures that will be used by the recipient of the confidential information to ensure that such information remains confidential and is not traded upon; and whether such disclosure is in the best interest of the shareholders of the Fund or is required by law or has been requested by the SEC or other regulatory or governmental authorities or agencies and courts with jurisdiction over the Fund. The Fund reserves the right to refuse a request unless required by law. Any conflicts of interest between the interests of the shareholders of the Fund and its Investment Adviser, Underwriter, any other third-party service provider to the Fund or their respective affiliates will be resolved in favor of the shareholders (and must be submitted to the Board for approval prior to any such disclosure). The Fund, the Investment Adviser, and any of their respective affiliates may not receive any compensation or other consideration in connection with the disclosure of information about the portfolio holdings of the Fund. The date of the information provided to the requesting person may substantially precede the date of the request.

Affiliated persons of the Fund are provided non-public information regarding the Fund’s portfolio holdings only when needed by the affiliated persons to discharge their duties and when permitted by the Fund’s Code of Ethics. Affiliated persons of the Fund, including officers of the Fund and employees of the Investment Adviser and its affiliates, who receive non-public portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to receive authorization prior to securities trades and report securities transactions activity with respect to securities invested in by the Fund, as applicable.

The Fund’s general policy with respect to the release of non-public information regarding portfolio holdings to nonaffiliated persons is to do so only in limited circumstances, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Such third parties will generally be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the confidential information to legitimate business uses only and that generally include a duty not to trade on non-public information. The Underwriter and other intermediaries that distribute the Fund’s shares, or due diligence departments of other broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure for the purposes of efficient trading and receipt of relevant research are also provided information regarding the Fund’s portfolio holdings upon request. One or more national independent pricing services that the Fund uses to determine the market price of its portfolio securities is provided with the Fund’s portfolio holdings on a daily basis to confirm proper pricing of the Fund’s securities. The Fund’s Custodian, outside counsel and independent registered public accounting firm and other accountants, each of which requires non-public portfolio holdings information for legitimate business and fund oversight purposes or in the performance of their contractual duties and responsibilities to the Fund, may receive information on the Fund’s portfolio securities, and each of which is subject to a confidentiality agreement or a fiduciary obligation that restrict and limit their use of the information, generally including a duty not to trade on nonpublic information, imposed by law or contract. The Fund may also provide non-public information on its portfolio holdings on a monthly and quarterly basis to rating agencies and other ranking agencies or mutual fund evaluation services such as Fitch, Moody’s, S&P, Morningstar and Lipper Analytical Services, other entities for purposes of compiling reports and preparing data, proxy voting services for the purposes of voting proxies, entities providing computer software to the Fund or the Investment Adviser, regulatory or governmental authorities or agencies and courts with jurisdiction over the Fund or any of its affiliates and, in certain limited cases and subject to a written confidentiality agreement that also includes an express agreement not to trade on non-public information, current or prospective shareholders (in either case, whether individual or institutional).

Consistent with the Fund’s policies and procedures regarding non-public disclosure of portfolio holdings, the only ongoing arrangements the Fund has with respect to making available information about the Fund’s portfolio securities are to certain persons identified in the prior paragraph.

The Board receives, in addition to any requests for disclosure of the Fund’s non-public information on portfolio holdings in the event of a conflict of interest, periodic reports from the Investment Adviser regarding any disclosure of non-public information with respect to the Fund’s portfolio holdings to third parties. Any requests for disclosure of non-public information with respect to the Fund’s portfolio securities not described above must be approved by the Board.

Financial Statements

The financial statements required by Item 27 of this Statement of Additional Information are incorporated by reference from the Fund’s 2023 annual report on Form N-CSR that was filed with the Securities and Exchange Commission on December 5, 2023.

Appendix A

KEY TO MOODY’S LONG-TERM RATING DEFINITIONS

The information on credit ratings below was taken from the “Ratings Definitions” page of Moody’s website disclosure on both baseline credit assessments of issuers’ and Moody’s global long-term rating scales. The Fund makes no representations or warranties as to the accuracy or completeness of such information.

Aaa	Issuers assessed “aaa” are judged to have the highest intrinsic, or standalone, financial strength, and thus subject to the lowest level of credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Issuers assessed “aa” are judged to have high intrinsic, or standalone, financial strength, and thus subject to very low credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Issuers assessed “a” are judged to have upper-medium-grade intrinsic, or standalone, financial strength, and thus subject to low credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Baa	Issuers assessed “baa” are judged to have medium-grade intrinsic, or standalone, financial strength, and thus subject to moderate credit risk and, as such, may possess certain speculative credit elements absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Issuers assessed “ba” are judged to have speculative intrinsic, or standalone, financial strength, and are subject to substantial credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

B	Issuers assessed “b” are judged to have speculative intrinsic, or standalone, financial strength, and are subject to high credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa	Issuers assessed “caa” are judged to have speculative intrinsic, or standalone, financial strength, and are subject to very high credit risk absent any possibility of extraordinary support from an affiliate or a government. Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Issuers assessed “ca” have highly speculative intrinsic, or standalone, financial strength, and are likely to be either in, or very near, default, with some prospect for recovery of principal and interest; or, these issuers have avoided default or are expected to avoid default through the provision of extraordinary support from an affiliate or a government. Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Issuers assessed “c” are typically in default, with little prospect for recovery of principal or interest; or, these issuers are benefiting from a government or affiliate support but are likely to be liquidated over time; without support there would be little prospect for recovery of principal or interest. Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating category from “Aa” through “Caa.” The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. Baseline credit assessments are expressed on a lower-case alpha-numeric scale that corresponds to the alpha-numeric ratings of the global long-term rating scale.

KEY TO STANDARD & POOR’S LONG-TERM ISSUE CREDIT RATINGS

The information on credit ratings below for both issuers and issues was taken from S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC website disclosure on “Ratings Definitions.” The Fund makes no representations or warranties as to the accuracy or completeness of such information.

AAA	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation. An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, CC and C	Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or where the instrument is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

R	An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

D	An obligation rated “D” is in default or in breach of an imputed promise. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer. An obligor rated “SD” (selective default) or “D” is in default on one or more of its financial obligations including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to “D” or “SD” if it is conducting a distressed exchange offer.

Plus (+) or minus (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr	The letters “pr” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy. An issuer designed “NR” is not rated.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

Exhibit Number	Description

A	Amended and Restated Declaration of Trust of the Registrant dated November 30, 1994 (1)

B	Bylaws of the Registrant (2)

D	Investment Advisory Agreement dated as of November 17, 1994 (1)

E.1	Distribution Agreement dated as of April 15, 2016 (3)

E.2	Form of Selling Agreement (4)

G	Form of Custodian Agreement (5)

H	Transfer Agency and Service Agreement dated as of November 17, 1994 (1)

I	Opinion and Consent of Kutak Rock LLP (7)

J	Consent of Independent Registered Public Accounting Firm*

P	Code of Ethics (6)

Ex-101.INSA	XBRL Instance Document*

Ex-101.SCH	XBRL Taxonomy Extension Schema Document*

Ex-101.CAL	XBRL Taxonomy Extension Calculations Linkbase Document*

Ex-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

Ex-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document*

Ex-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

(1)	As filed with Post-Effective Amendment No. 44 to the Registration Statement on January 28, 2020.
(2)	As filed with Post-Effective Amendment No. 18 to the Registration Statement on January 28, 2003.
(3)	As filed with Post-Effective Amendment No. 38 to the Registration Statement on January 30, 2017.
(4)	As filed with Post-Effective Amendment No. 22 to the Registration Statement on January 29, 2007.
(5)	As filed with Post-Effective Amendment No. 23 to the Registration Statement on January 28, 2008.
(6)	As filed with Form N-CSR on December 10, 2003.
(7)	As filed with Post-Effective Amendment No. 48 to the Registration Statement on January 30, 2023.
*	Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 30.	INDEMNIFICATION

Under the terms of the Fund’s Declaration of Trust, dated as of February 13, 1987, as amended and restated on November 30, 1994, and as may be further amended (“Declaration of Trust”), every trustee and officer of the Fund shall be indemnified to the fullest extent permitted by law, unless a court or body before which the proceeding was brought and adjudicated shall have found such person liable to the Fund or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of such person’s office (“Disabling Conduct”), or unless found by such court or body not to have acted in good faith in the reasonable belief that such person’s action was in the best interest of the Fund. In the event of a settlement, no indemnification may be provided unless there has been a determination that such person did not engage in Disabling Conduct (1) by a court or other body before whom the proceeding was brought, or (2) in the absence of such a determination, a reasonable determination, based upon a review of the facts, by (a) the vote of the majority of a quorum of directors who are neither “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The complete provisions of this indemnification arrangement are set out in Article XII of the Declaration of Trust.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Freedom Funds Management Company, a Delaware corporation (the “Investment Adviser”), is the Registrant’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Carbon County Holding Company, whose business address is 1200 Seventeenth Street, Suite 850, Denver, CO 80202.

The Investment Adviser has engaged in no other business, profession, vocation or employment since its incorporation on November 7, 1986.

The following individuals serve as Directors or officers of the Investment Adviser (unless otherwise indicated, each named individual has held the position or positions described under “Position With Investment Adviser” for at least the past two fiscal years):

NAME	POSITION WITH INVESTMENT ADVISER
Fred R. Kelly, Jr.	Director, President, Secretary and Treasurer

The principal business address of each of the foregoing persons is 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a) Not applicable.

(b) Information required with respect to each director, officer or partner of Colorado Financial Service Corporation, the current Underwriter of the Fund named in the answer to Item 25:

(1)	(2)	(3)
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Chester Hebert#	Chairman, CEO, CCO	None
Joseph Thomas#	Municipal Securities Principal	None
Keith Feldman#	General Securities Principal, COO	None

#	The principal business address of such person is 188 Inverness Drive West, Suite 100, Centennial, CO 80112.

(c) Information required with respect to all commissions and other compensation received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year ended September 30, 2023:

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION

Colorado Financial Service Corporation	$335,706	$0	$134,175	$0

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of the Registrant, and all documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder, are in the physical possession of Fred R. Kelly, Jr., at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) promulgated under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 30, 2024.

COLORADO BONDSHARES — A TAX EXEMPT FUND

By:	/s/ GEORGE N. DONNELLY
George N. Donnelly, Interim President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	CAPACITY	DATE

/s/ GEORGE N. DONNELLY George N. Donnelly	Chairman of the Board of Trustees, Interim President, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	January 30, 2024

/s/ BRUCE G. ELY Bruce G. Ely	Trustee	January 30, 2024

/s/ JAMES R. MADDEN James R. Madden	Trustee	January 30, 2024

INDEX TO EXHIBITS

Exhibit Number	Description

J	Consent of Independent Registered Public Accounting Firm

C-4